UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N‑CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File No. 811‑08777

CREDIT SUISSE HIGH YIELD CREDIT FUND
(Exact Name of Registrant as Specified in Charter)

Eleven Madison Avenue,
New York, New York 10010
(Address of Principal Executive Offices) (Zip Code)

Omar Tariq
Credit Suisse High Yield Credit Fund
1285 Avenue of the Americas
New York, New York 10019

Registrant’s telephone number, including area code: (212) 325‑2000
Date of fiscal year end: October 31
Date of reporting period: November 1, 2025 to April 30, 2026

Item 1. Reports to Stockholders.

Credit Suisse High Yield Credit Fund
1285 Avenue of the Americas
New York, NY 10019

Trustees
Laura A. DeFelice
Chair of the Board
Charles W. Gerber
Mahendra R. Gupta
Samantha Kappagoda
John G. Popp
Lee M. Shaiman

Officers
Omar Tariq
Chief Executive Officer and President
John G. Popp
Chief Investment Officer
Brandi Sinkovich
Chief Compliance Officer
Lou Anne McInnis
Chief Legal Officer
Rose Ann Bubloski
Chief Financial Officer and Treasurer
Karen Regan
Senior Vice President and Secretary

Investment Adviser
UBS Asset Management (Americas) LLC
1285 Avenue of the Americas
New York, NY 10019

Administrator and Custodian
State Street Bank and Trust Co.
One Congress Street, Suite 1
Boston, MA 02114-2016

Shareholder Servicing Agent
Computershare Trust Company, N.A.
P.O. Box 43006
Providence, RI 02940-3078

Legal Counsel
Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, NY 10017

Independent Registered Public Accounting Firm
Ernst & Young LLP
One Manhattan West
New York, NY 10001

Credit Suisse
High Yield Credit Fund
(formerly known as Credit Suisse High Yield Bond Fund)

SEMIANNUAL REPORT
April 30, 2026 (unaudited)

Credit Suisse High Yield Credit Fund
Semiannual Investment Adviser’s Report
April 30, 2026 (unaudited)

April 30, 2026
Dear Shareholder:
We are pleased to present this Semiannual Report covering the activities of the Credit Suisse High Yield Credit Fund (the “Fund”) for the 6-month period ended April 30, 2026 (the “Period”).
Performance Summary
11/1/2025 – 4/30/2026

Fund & Benchmark	Performance
Total Return (based on net asset value (“NAV”))[1]	-0.02%
Total Return (based on market value)[1]	-11.48%
ICE BofA US High Yield Constrained Index (the “Index”)[2]	2.30%

[1]	Assuming reinvestment of distributions.
[2]
The ICE BofA US High Yield Constrained Index (the “Index”) is an unmanaged index that tracks the performance of below investment-grade U.S. dollar-denominated corporate bonds issued in the U.S. domestic market, where each issuer’s allocation is limited to 2% of the Index. The Index does not have transaction costs and investors cannot invest directly in the Index.

Market Review: An Interesting Period for High Yield
The Period was a challenging one for the high yield market. The Index, the Fund’s benchmark, gained +2.30% for the Period. Broader market sentiment was generally favorable in late 2025, but in early 2026 saw increased volatility due to heightened geopolitical risks and growing concerns around private credit and the potential disruption coming from artificial intelligence. Bond prices detracted from returns, declining 1.0%, while coupon income generated a 3.3% positive return. The negative price return was attributable to wider treasury yields, although spreads ended the Period relatively flat. High yield spreads tightened by 0.05% to end the Period at 3.00%, while yields increased by 0.3% to 6.9%.
For the Period, B-rated bonds outperformed the Index, gaining +3.1%. BB-rated bonds were generally in line with the Index, while CCC-rated bonds underperformed, gaining a mere +1.0%, as investors demanded higher risk premia due to macro uncertainty throughout the Period.
From an industry perspective, media – diversified, trucking & delivery, and energy – exploration & production were the best performing sectors, returning +10.3%, +8.4% and +6.2%, respectively. In contrast, the worst performing sectors included forestry/paper, printing & publishing, and rail, losing a respective -13.4%, -10.9% and -10.1%.
Importantly, default activity has been quite limited in the high yield markets. According to JP Morgan, the default rate, including distressed exchanges, ended the Period at 2.17%—up 0.29% from the beginning of 2026. Excluding distressed exchanges, the high yield bond default rate was 1.28%. Other than a few idiosyncratic cases, we are not seeing a significant wave of corporate bankruptcies in the high yield market.
Outflows from high yield mutual funds were elevated in March 2026 due to general weakness across risk assets. For the Period, outflows totaled $2.8 billion—which is similar to outflows seen in the prior year period due to Liberation Day-related volatility.
Year-to-date (January 1, 2026 to April 30, 2026) new high yield bond issuance of $124.8 billion is up 62.2% compared to the same period last year. Net new issuance (excluding refinancing activity) is also up significantly

Credit Suisse High Yield Credit Fund
Semiannual Investment Adviser’s Report (continued)
April 30, 2026 (unaudited)

at $60.9 billion, which compares to $22.7 billion in the prior year period. We are seeing a noticeable uptick in non-refinancing deals—many of which come from the technology sector to support the build out of artificial intelligence and cloud computing infrastructure.
Strategy Review and Outlook: We Remain Cautiously Optimistic
For the Period, the Fund underperformed the Index. The Fund’s allocations to retail, technology & electronics, energy and healthcare hurt relative performance, and CCC-related names were the largest performance detractors.
Although returns in the high yield market have been solid for the trailing three-year period ended April 30, 2026, we have seen softness in the beginning of 2026 due to geopolitical pressure and rising yields. Spreads have held up well as corporate fundamentals remain strong and the distressed environment is benign. We are cautious about U.S. consumers, due to persistent inflation that may intensify this summer due to the ongoing Iranian conflict.
Meanwhile, it is hard to ignore the significant economic growth boosting a variety of industries tied to the continued development of artificial intelligence and related infrastructure. Looking forward, although we believe the economic outlook is mixed, given the attractive carry component and healthy technical backdrop, we remain supportive of the high yield market.

John G. Popp Chief Investment Officer*	Omar Tariq Chief Executive Officer and President**
High yield bonds are lower-quality bonds that are also known as “junk bonds.” Such bonds entail greater risks than those found in higher-rated securities.
In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign markets, industry and economic trends and developments and government regulation, and their potential impact on the Fund’s investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future, and their impact on the Fund, could be materially different from those projected, anticipated or implied. The Fund has no obligation to update or revise forward-looking statements.
The views of the Fund’s management are as of the date of this letter and the Fund holdings described in this document are as of April 30, 2026; these views and Fund holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

*
John G. Popp is a Managing Director of UBS Asset Management (Americas) LLC (“UBS AM (Americas)”) and Group Head and Chief Investment Officer of Credit Investments Group (“CIG”), with primary responsibility for making investment decisions and monitoring processes for CIG’s global investment strategies. Mr. Popp also serves as Trustee and Director for the Credit Suisse Opportunity Funds and for the Credit Suisse Asset Management Income Fund, Inc., respectively.

**
Omar Tariq is an Executive Director of UBS AM (Americas). Mr. Tariq also serves as Chief Executive Officer and President for the Credit Suisse Opportunity Funds and for the Credit Suisse Asset Management Income Fund, Inc.

Credit Suisse High Yield Credit Fund
Semiannual Investment Adviser’s Report (continued)
April 30, 2026 (unaudited)

Average Annual Returns
April 30, 2026 (unaudited)

	6 Months	1 Year	3 Years	5 Years	10 Years
Net Asset Value (“NAV”)	(0.02)%	5.00%	8.72%	4.42%	7.94%
Market Value	(11.68)%	(4.95)%	7.03%	2.44%	6.81%
UBS AM (Americas) may waive fees and/or reimburse expenses, without which performance would be lower. Returns represent past performance and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total investment return at NAV is based on the change in the NAV of Fund shares and assumes reinvestment of dividends, capital gains, and return of capital distributions, if any, at prices pursuant to the Fund’s dividend reinvestment program. Total investment return at market value is based on the change in the market price at which the Fund’s shares traded on the NYSE American during the period and assumes reinvestment of dividends, capital gains, and return of capital distributions, if any, at prices pursuant to the Fund’s dividend reinvestment program. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on NAV and share price. Past performance is no guarantee of future results. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, NAV and market price will fluctuate. Performance information current to the most recent month end is available by calling 1‑800‑293‑1232.
The annualized gross and net expense ratios are 3.64% and 3.45%, respectively.
Credit Quality Breakdown*
(% of Total Investments as of April 30, 2026)

S&P Ratings**

BBB	2.7%
BB	38.0
B	36.6
CCC	13.8
NR	6.3

Subtotal	97.4
Equity and Other	2.6

Total	100.0%

*	Expressed as a percentage of total investments (excluding securities lending collateral, if applicable) and may vary over time.
**
Credit Quality is based on ratings provided by the S&P Global Ratings Division of S&P Global Inc. (“S&P”). S&P is a main provider of ratings for credit assets classes and is widely used amongst industry participants. The NR category consists of securities that have not been rated by S&P.

Derivatives are not reflected in amounts reported above.

Credit Suisse High Yield Credit Fund
Schedule of Investments
April 30, 2026 (unaudited)

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (110.0%)

Aerospace & Defense (5.0%)

$679	AAR Escrow Issuer LLC, Rule 144A, Company Guaranteed Notes (Callable 05/10/26 @ $103.38)(1)	(BB, Ba2)	03/15/29	6.750	$697,675

2,400	Amentum Holdings, Inc., Rule 144A, Company Guaranteed Notes (Callable 08/01/27 @ $103.63)(1)	(BB‑, B2)	08/01/32	7.250	2,488,497

795	Bombardier, Inc., Rule 144A, Senior Unsecured Notes (Callable 06/15/28 @ $103.38)(1)	(BB‑, Ba3)	06/15/33	6.750	829,901

587	Bombardier, Inc., Rule 144A, Senior Unsecured Notes (Callable 05/30/26 @ $103.75)(1)	(BB‑, Ba3)	02/01/29	7.500	610,177

900	Bombardier, Inc., Rule 144A, Senior Unsecured Notes (Callable 11/15/26 @ $104.38)(1)	(BB‑, Ba3)	11/15/30	8.750	956,460

1,323	CACI International, Inc., Rule 144A, Company Guaranteed Notes (Callable 06/15/28 @ $103.19)(1)	(BB‑, Ba2)	06/15/33	6.375	1,353,377

655	Science Applications International Corp., Rule 144A, Company Guaranteed Notes (Callable 11/01/28 @ $102.94)(1)	(BB‑, Ba3)	11/01/33	5.875	646,284

2,267	TransDigm, Inc., Rule 144A, Company Guaranteed Notes (Callable 05/31/28 @ $103.19)(1)	(B, B3)	05/31/33	6.375	2,285,435

660	TransDigm, Inc., Rule 144A, Senior Secured Notes (Callable 03/01/27 @ $103.31)(1)	(BB‑, Ba3)	03/01/32	6.625	679,066

					10,546,872

Air Transportation (0.1%)

147	United Airlines Holdings, Inc., Global Company Guaranteed Notes (Callable 09/01/30 @ $100.00)	(BB+, Ba2)	03/01/31	5.375	145,076

Auto Parts & Equipment (6.3%)

511	Advance Auto Parts, Inc., Rule 144A, Company Guaranteed Notes (Callable 08/01/27 @ $103.50)(1)	(BB, Ba3)	08/01/30	7.000	526,638

579	Advance Auto Parts, Inc., Rule 144A, Company Guaranteed Notes (Callable 08/01/28 @ $103.69)(1)	(BB, Ba3)	08/01/33	7.375	597,754

1,500	Belron U.K. Finance PLC, Rule 144A, Senior Secured Notes (Callable 10/15/26 @ $102.88)(1)	(BB‑, Ba3)	10/15/29	5.750	1,514,588

1,710	Clarios Global LP/Clarios U.S. Finance Co., Rule 144A, Company Guaranteed Notes (Callable 09/15/28 @ $103.38)(1)	(B, Caa1)	09/15/32	6.750	1,749,848

1,198	Clarios Global LP/Clarios U.S. Finance Co., Rule 144A, Senior Secured Notes (Callable 02/15/27 @ $103.38)(1)	(BB‑, B2)	02/15/30	6.750	1,238,600

893	Cougar JV Subsidiary LLC, Rule 144A, Senior Unsecured Notes (Callable 05/15/27 @ $104.00)(1)	(B+, B2)	05/15/32	8.000	939,540

2,575	Dealer Tire LLC/DT Issuer LLC, Rule 144A, Senior Unsecured Notes (Callable 05/30/26 @ $100.00)(1)	(CCC, Caa1)	02/01/28	8.000	2,562,754

2,153	Garrett Motion Holdings, Inc./Garrett LX I SARL, Rule 144A, Company Guaranteed Notes (Callable 05/31/27 @ $103.88)(1)	(B+, B1)	05/31/32	7.750	2,248,305

1,802	Phinia, Inc., Rule 144A, Senior Secured Notes (Callable 05/30/26 @ $103.38)(1)	(BB+, Baa3)	04/15/29	6.750	1,846,172

					13,224,199

Brokerage (1.6%)

1,954	Stonex Escrow Issuer LLC, Rule 144A, Secured Notes (Callable 07/15/28 @ $103.44)(1)	(BB, Ba3)	07/15/32	6.875	2,021,300

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Credit Fund
Schedule of Investments (continued)
April 30, 2026 (unaudited)

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (continued)

Brokerage (continued)

$1,314	StoneX Group, Inc., Rule 144A, Secured Notes (Callable 03/01/27 @ $103.94)(1)	(BB, Ba3)	03/01/31	7.875	$1,384,383

					3,405,683

Building & Construction (2.1%)

728	Installed Building Products, Inc., Rule 144A, Company Guaranteed Notes (Callable 02/01/29 @ $102.81)(1)	(BB‑, Ba2)	02/01/34	5.625	726,186

2,134	MasTec, Inc., Rule 144A, Senior Unsecured Notes (Callable 05/10/26 @ $101.66)(1)	(BBB‑, NR)	08/15/29	6.625	2,143,774

614	Quikrete Holdings, Inc., Rule 144A, Senior Secured Notes (Callable 03/01/28 @ $103.19)(1)	(BB, Ba3)	03/01/32	6.375	623,015

1,024	Quikrete Holdings, Inc., Rule 144A, Senior Unsecured Notes (Callable 03/01/28 @ $103.38)(1)	(B+, B2)	03/01/33	6.750	1,039,987

					4,532,962

Building Materials (3.1%)

565	Advanced Drainage Systems, Inc., Rule 144A, Company Guaranteed Notes (Callable 05/15/26 @ $103.19)(1)	(BB‑, Ba2)	06/15/30	6.375	573,456

1,093	Arcosa, Inc., Rule 144A, Company Guaranteed Notes (Callable 08/15/27 @ $103.44)(1)	(B+, Ba3)	08/15/32	6.875	1,133,634

60	Camelot Return Merger Sub, Inc., Rule 144A, Senior Secured Notes (Callable 05/30/26 @ $103.28)(1),(2)	(CCC+, Caa1)	08/01/28	8.750	39,000

1,135	Cornerstone Building Brands, Inc., Rule 144A, Senior Secured Notes (Callable 08/15/26 @ $104.75)(1),(2)	(CCC+, Caa1)	08/15/29	9.500	727,718

513	JH North America Holdings, Inc., Rule 144A, Senior Secured Notes (Callable 07/31/27 @ $102.94)(1)	(BBB‑, Ba1)	01/31/31	5.875	513,169

67	JH North America Holdings, Inc., Rule 144A, Senior Secured Notes (Callable 07/31/28 @ $103.06)(1)	(BBB‑, Ba1)	07/31/32	6.125	67,196

751	Masterbrand, Inc., Rule 144A, Company Guaranteed Notes (Callable 07/15/27 @ $103.50)(1)	(BB, B1)	07/15/32	7.000	747,381

1,820	Miter Brands Acquisition Holdco, Inc./MIWD Borrower LLC, Rule 144A, Senior Secured Notes (Callable 04/01/27 @ $103.38)(1)	(BB‑, B2)	04/01/32	6.750	1,800,581

960	White Cap Supply Holdings LLC, Rule 144A, Company Guaranteed Notes (Callable 11/15/26 @ $103.69)(1)	(CCC+, Caa2)	11/15/30	7.375	971,383

					6,573,518

Cable & Satellite TV (1.9%)

1,088	CCO Holdings LLC/CCO Holdings Capital Corp., Rule 144A, Company Guaranteed Notes (Callable 05/30/26 @ $101.79)(1)	(BB‑, B1)	06/01/29	5.375	1,071,022

143	CCO Holdings LLC/CCO Holdings Capital Corp., Rule 144A, Senior Unsecured Notes (Callable 05/30/26 @ $100.00)(1)	(BB‑, B1)	05/01/27	5.125	142,911

1,200	Sunrise FinCo I BV, Rule 144A, Senior Secured Notes (Callable 07/15/26 @ $102.44)(1)	(BB‑, Ba3)	07/15/31	4.875	1,153,548

1,000	Telenet Finance Luxembourg Notes SARL, Rule 144A, Senior Secured Notes (Callable 05/10/26 @ $100.00)(1)	(BB‑, B1)	03/01/28	5.500	992,041

812	VZ Secured Financing BV, Rule 144A, Senior Secured Notes (Callable 01/15/27 @ $102.50)(1)	(B+, B1)	01/15/32	5.000	711,955

					4,071,477

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Credit Fund
Schedule of Investments (continued)
April 30, 2026 (unaudited)

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (continued)

Chemicals (2.4%)

$715	Avient Corp., Rule 144A, Senior Unsecured Notes (Callable 05/30/26 @ $103.56)(1)	(BB‑, Ba3)	08/01/30	7.125	$728,672

725	Avient Corp., Rule 144A, Senior Unsecured Notes (Callable 09/15/27 @ $103.13)(1)	(BB‑, Ba3)	11/01/31	6.250	735,613

726	Element Solutions, Inc., Rule 144A, Company Guaranteed Notes (Callable 05/30/26 @ $100.00)(1)	(BB+, B1)	09/01/28	3.875	708,059

1,200	Herens Midco SARL, Rule 144A, Company Guaranteed Notes (Callable 05/30/26 @ $100.00)(1),(3)	(CCC, Caa2)	05/15/29	5.250	613,476

875	Methanex U.S. Operations, Inc., Rule 144A, Company Guaranteed Notes (Callable 09/15/31 @ $100.00)(1)	(BB, Ba2)	03/15/32	6.250	900,898

396	Tronox, Inc., Rule 144A, Company Guaranteed Notes (Callable 05/30/26 @ $100.00)(1),(2)	(CCC+, Caa1)	03/15/29	4.625	331,700

1,041	WR Grace Holdings LLC, Rule 144A, Senior Secured Notes (Callable 05/30/26 @ $103.69)(1)	(B‑, B2)	03/01/31	7.375	1,052,536

					5,070,954

Diversified Capital Goods (2.6%)

843	Atkore, Inc., Rule 144A, Company Guaranteed Notes (Callable 06/01/26 @ $102.13)(1)	(BB+, Ba2)	06/01/31	4.250	804,865

2,163	Dexko Global, Inc., Rule 144A, Company Guaranteed Notes (Callable 04/15/28 @ $103.75)(1),(2)	(CCC, Caa2)	04/15/32	7.500	1,944,299

900	EnerSys, Rule 144A, Company Guaranteed Notes (Callable 09/15/27 @ $100.00)(1)	(BB+, Ba3)	12/15/27	4.375	888,988

750	EnerSys, Rule 144A, Company Guaranteed Notes (Callable 01/15/27 @ $103.31)(1)	(BB+, Ba3)	01/15/32	6.625	772,537

1,118	Maxam Prill SARL, Rule 144A, Senior Secured Notes (Callable 07/02/27 @ $103.88)(1)	(B+, NR)	07/15/30	7.750	1,160,089

					5,570,778

Electric - Generation (0.1%)

141	NRG Energy, Inc., Rule 144A, Company Guaranteed Notes (Callable 05/15/29 @ $102.94)(1)	(BB, NR)	05/15/34	5.875	140,337

142	NRG Energy, Inc., Rule 144A, Company Guaranteed Notes (Callable 05/15/31 @ $103.06)(1)	(BB, NR)	05/15/36	6.125	141,371

					281,708

Electronics (1.9%)

906	Ellucian Holdings, Inc., Rule 144A, Senior Secured Notes (Callable 12/01/26 @ $103.25)(1)	(B‑, B2)	12/01/29	6.500	893,135

1,802	Ingram Micro, Inc., Rule 144A, Senior Secured Notes (Callable 05/30/26 @ $100.00)(1)	(BB, Ba3)	05/15/29	4.750	1,772,018

1,250	Sensata Technologies, Inc., Rule 144A, Company Guaranteed Notes (Callable 07/15/27 @ $103.31)(1)	(BB+, Ba2)	07/15/32	6.625	1,287,862

					3,953,015

Energy - Exploration & Production (4.8%)

999	CNX Midstream Partners LP, Rule 144A, Company Guaranteed Notes (Callable 05/30/26 @ $101.19)(1)	(BB, B1)	04/15/30	4.750	967,239

550	CNX Resources Corp., Rule 144A, Company Guaranteed Notes (Callable 03/01/27 @ $103.63)(1)	(BB, B1)	03/01/32	7.250	575,088

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Credit Fund
Schedule of Investments (continued)
April 30, 2026 (unaudited)

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (continued)

Energy - Exploration & Production (continued)

$359	CNX Resources Corp., Rule 144A, Company Guaranteed Notes (Callable 03/01/29 @ $102.94)(1)	(BB, B1)	03/01/34	5.875	$356,328

2,750	CQP Holdco LP/BIP‑V Chinook Holdco LLC, Rule 144A, Senior Secured Notes (Callable 12/15/28 @ $103.75)(1)	(BB, Ba2)	12/15/33	7.500	2,935,586

286	Excelerate Energy LP, Rule 144A, Company Guaranteed Notes (Callable 05/15/27 @ $104.00)(1)	(BB+, NR)	05/15/30	8.000	303,527

874	Matador Resources Co., Rule 144A, Company Guaranteed Notes (Callable 04/15/27 @ $103.25)(1)	(BB‑, B1)	04/15/32	6.500	892,680

789	Northern Oil & Gas, Inc., Rule 144A, Senior Unsecured Notes (Callable 10/15/28 @ $103.94)(1)	(B+, B1)	10/15/33	7.875	817,779

1,934	SM Energy Co., Rule 144A, Company Guaranteed Notes (Callable 07/01/26 @ $104.38)(1)	(BB, B1)	07/01/31	8.750	2,029,429

191	SM Energy Co., Rule 144A, Company Guaranteed Notes (Callable 11/01/26 @ $104.31)(1)	(BB, B1)	11/01/30	8.625	202,088

1,080	TGNR Intermediate Holdings LLC, Rule 144A, Senior Unsecured Notes (Callable 05/30/26 @ $101.38)(1)	(B+, B3)	10/15/29	5.500	1,065,904

					10,145,648

Environmental (0.9%)

335	Clean Harbors, Inc., Rule 144A, Company Guaranteed Notes (Callable 05/30/26 @ $103.19)(1)	(BB+, Ba2)	02/01/31	6.375	341,137

492	GFL Environmental Holdings U.S., Inc., Rule 144A, Company Guaranteed Notes (Callable 02/01/29 @ $102.75)(1)	(BB, Ba3)	02/01/34	5.500	484,572

480	Luna 1.5 SARL, Rule 144A, Senior Unsecured Notes 12.000% PIK (Callable 07/01/28 @ $106.00)(1),(4)	(B‑, B3)	07/01/32	12.000	512,346

633	Waste Pro U.S.A., Inc., Rule 144A, Senior Unsecured Notes (Callable 02/01/28 @ $103.50)(1)	(B‑, Caa1)	02/01/33	7.000	645,885

					1,983,940

Food - Wholesale (2.7%)

500	Darling Ingredients, Inc., Rule 144A, Company Guaranteed Notes (Callable 05/10/26 @ $100.00)(1)	(BB+, Ba2)	04/15/27	5.250	499,948

1,700	Darling Ingredients, Inc., Rule 144A, Company Guaranteed Notes (Callable 05/10/26 @ $103.00)(1)	(BB+, Ba2)	06/15/30	6.000	1,715,514

1,079	Froneri Lux FinCo SARL, Rule 144A, Senior Secured Notes (Callable 07/15/28 @ $103.00)(1)	(BB‑, B1)	08/01/32	6.000	1,067,514

1,315	Performance Food Group, Inc., Rule 144A, Company Guaranteed Notes (Callable 09/15/27 @ $103.06)(1)	(BB, B1)	09/15/32	6.125	1,334,502

1,072	Post Holdings, Inc., Rule 144A, Company Guaranteed Notes (Callable 03/15/31 @ $103.25)(1)	(B+, B2)	03/15/36	6.500	1,065,634

96	Post Holdings, Inc., Rule 144A, Company Guaranteed Notes (Callable 10/15/29 @ $103.13)(1)	(B+, B2)	10/15/34	6.250	94,854

					5,777,966

Gaming (2.9%)

599	Brightstar Lottery PLC/Brightstar Global Solutions Corp., Rule 144A, Senior Secured Notes (Callable 12/15/28 @ $102.88)(1)	(BB+, Ba1)	01/15/33	5.750	587,711

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Credit Fund
Schedule of Investments (continued)
April 30, 2026 (unaudited)

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (continued)

Gaming (continued)

$473	Caesars Entertainment, Inc., Rule 144A, Senior Secured Notes (Callable 05/10/26 @ $103.50)(1)	(BB‑, Ba3)	02/15/30	7.000	$480,034

268	Caesars Entertainment, Inc., Rule 144A, Senior Secured Notes (Callable 02/15/27 @ $103.25)(1)	(BB‑, Ba3)	02/15/32	6.500	260,505

499	Flutter Treasury DAC, Rule 144A, Senior Secured Notes (Callable 04/15/27 @ $102.94)(1)	(BBB‑, Ba1)	06/04/31	5.875	497,523

1,355	Light & Wonder International, Inc., Rule 144A, Company Guaranteed Notes (Callable 10/01/28 @ $103.13)(1)	(BB‑, B2)	10/01/33	6.250	1,344,495

347	Penn Entertainment, Inc., Rule 144A, Company Guaranteed Notes (Callable 04/01/28 @ $103.38)(1)	(B, B3)	04/01/31	6.750	344,117

2,384	Voyager Parent LLC, Rule 144A, Senior Secured Notes (Callable 07/01/28 @ $104.63)(1)	(B, B1)	07/01/32	9.250	2,536,669

					6,051,054

Gas Distribution (2.8%)

159	Antero Midstream Partners LP/Antero Midstream Finance Corp., Rule 144A, Company Guaranteed Notes (Callable 10/15/28 @ $102.88)(1)	(BB+, Ba2)	10/15/33	5.750	158,777

1,020	Genesis Energy LP/Genesis Energy Finance Corp., Global Company Guaranteed Notes (Callable 05/30/26 @ $104.44)	(B+, B2)	04/15/30	8.875	1,068,986

522	Kinetik Holdings LP, Rule 144A, Company Guaranteed Notes (Callable 05/30/26 @ $102.94)(1)	(BB+, Ba1)	06/15/30	5.875	524,063

914	Rockies Express Pipeline LLC, Rule 144A, Senior Unsecured Notes (Callable 03/15/28 @ $103.38)(1)	(BB, Ba2)	03/15/33	6.750	954,479

315	Rockies Express Pipeline LLC, Rule 144A, Senior Unsecured Notes (Callable 02/15/30 @ $100.00)(1)	(BB, Ba2)	05/15/30	4.800	307,573

900	Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., Rule 144A, Company Guaranteed Notes (Callable 05/30/26 @ $103.00)(1)	(B+, B1)	12/31/30	6.000	905,208

1,950	Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., Rule 144A, Senior Unsecured Notes (Callable 05/30/26 @ $103.69)(1)	(B+, B1)	02/15/29	7.375	2,009,664

					5,928,750

Health Facilities (0.7%)

513	Insulet Corp., Rule 144A, Senior Unsecured Notes (Callable 04/01/28 @ $103.25)(1)	(B+, B1)	04/01/33	6.500	523,869

369	Surgery Center Holdings, Inc., Rule 144A, Company Guaranteed Notes (Callable 04/15/27 @ $103.63)(1),(2)	(CCC+, Caa1)	04/15/32	7.250	368,466

409	Tenet Healthcare Corp., Rule 144A, Senior Secured Notes (Callable 11/15/28 @ $102.75)(1)	(BB, Ba3)	11/15/32	5.500	408,109

351	Western Dental Holdings LLC(16)	(NR, NR)	04/28/34	1.000	219,965

					1,520,409

Health Services (3.6%)

2,630	AMN Healthcare, Inc., Rule 144A, Company Guaranteed Notes (Callable 10/15/27 @ $103.25)(1)	(BB‑, B1)	01/15/31	6.500	2,621,890

3,495	AthenaHealth Group, Inc., Rule 144A, Senior Unsecured Notes (Callable 05/30/26 @ $101.63)(1)	(CCC, Caa2)	02/15/30	6.500	3,334,477

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Credit Fund
Schedule of Investments (continued)
April 30, 2026 (unaudited)

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (continued)

Health Services (continued)

$1,569	Pediatrix Medical Group, Inc., Rule 144A, Company Guaranteed Notes (Callable 05/30/26 @ $101.34)(1)	(BB, Ba2)	02/15/30	5.375	$1,561,706

					7,518,073

Hotels (0.9%)

466	Hilton Domestic Operating Co., Inc., Rule 144A, Company Guaranteed Notes (Callable 07/01/28 @ $102.88)(1)	(BB+, Ba2)	09/15/33	5.750	469,235

45	Hilton Domestic Operating Co., Inc., Rule 144A, Company Guaranteed Notes (Callable 05/30/26 @ $102.94)(1)	(BB+, Ba2)	04/01/29	5.875	45,642

427	RHP Hotel Properties LP/RHP Finance Corp., Rule 144A, Company Guaranteed Notes (Callable 06/15/28 @ $103.25)(1)	(BB, Ba3)	06/15/33	6.500	439,984

247	RHP Hotel Properties LP/RHP Finance Corp., Rule 144A, Company Guaranteed Notes (Callable 04/01/27 @ $103.25)(1)	(BB, Ba3)	04/01/32	6.500	253,572

494	RHP Hotel Properties LP/RHP Finance Corp., Rule 144A, Company Guaranteed Notes (Callable 03/15/29 @ $102.88)(1)	(BB, Ba3)	03/15/34	5.750	492,054

139	Wyndham Hotels & Resorts, Inc., Rule 144A, Company Guaranteed Notes (Callable 03/01/29 @ $102.81)(1)	(BB‑, Ba2)	03/01/33	5.625	137,631

					1,838,118

Insurance Brokerage (4.8%)

1,623	Alliant Holdings Intermediate LLC/Alliant Holdings Co‑Issuer, Rule 144A, Senior Secured Notes (Callable 05/30/26 @ $101.69)(1)	(B, B2)	04/15/28	6.750	1,643,510

1,038	Alliant Holdings Intermediate LLC/Alliant Holdings Co‑Issuer, Rule 144A, Senior Unsecured Notes (Callable 05/30/26 @ $100.00)(1)	(CCC+, Caa2)	10/15/27	6.750	1,038,978

600	AmWINS Group, Inc., Rule 144A, Senior Secured Notes (Callable 05/30/26 @ $103.19)(1)	(B+, B1)	02/15/29	6.375	607,367

1,602	Ardonagh Finco Ltd., Rule 144A, Senior Secured Notes (Callable 02/15/27 @ $103.88)(1)	(B‑, B3)	02/15/31	7.750	1,634,648

713	Ardonagh Group Finance Ltd., Rule 144A, Senior Unsecured Notes (Callable 02/15/27 @ $104.44)(1)	(CCC, Caa2)	02/15/32	8.875	710,137

619	Howden U.K. Refinance PLC/Howden U.K. Refinance 2 PLC/Howden U.S. Refinance LLC, Rule 144A, Senior Secured Notes (Callable 02/15/27 @ $103.63)(1)	(B, B2)	02/15/31	7.250	623,516

1,200	HUB International Ltd., Rule 144A, Senior Secured Notes (Callable 06/15/26 @ $103.63)(1)	(B+, B1)	06/15/30	7.250	1,241,978

780	Jones Deslauriers Insurance Management, Inc., Rule 144A, Senior Secured Notes (Callable 05/30/26 @ $104.25)(1)	(B‑, B2)	03/15/30	8.500	804,449

1,413	Jones Deslauriers Insurance Management, Inc., Rule 144A, Senior Unsecured Notes (Callable 10/01/28 @ $103.44)(1)	(CCC, Caa2)	10/01/33	6.875	1,324,935

516	Panther Escrow Issuer LLC, Rule 144A, Senior Secured Notes (Callable 06/01/27 @ $103.56)(1)	(B, B2)	06/01/31	7.125	519,184

					10,148,702

Investments & Misc. Financial Services (5.3%)

3,150	Armor Holdco, Inc., Rule 144A, Company Guaranteed Notes (Callable 05/30/26 @ $102.13)(1)	(CCC+, B3)	11/15/29	8.500	3,136,017

900	Block, Inc., Global Senior Unsecured Notes (Callable 05/15/27 @ $103.25)	(BB+, Ba1)	05/15/32	6.500	917,464

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Credit Fund
Schedule of Investments (continued)
April 30, 2026 (unaudited)

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (continued)

Investments & Misc. Financial Services (continued)

$115	Block, Inc., Rule 144A, Senior Unsecured Notes (Callable 08/15/27 @ $102.81)(1)	(BB+, Ba1)	08/15/30	5.625	$115,178

932	Compass Group Diversified Holdings LLC, Rule 144A, Company Guaranteed Notes (Callable 05/15/26 @ $100.00)(1)	(B‑, Caa1)	04/15/29	5.250	882,286

1,952	Focus Financial Partners LLC, Rule 144A, Senior Secured Notes (Callable 09/15/27 @ $103.38)(1)	(B, B2)	09/15/31	6.750	1,990,123

1,864	Paysafe Finance PLC/Paysafe Holdings U.S. Corp., Rule 144A, Senior Secured Notes (Callable 05/30/26 @ $101.00)(1),(2)	(B, B2)	06/15/29	4.000	1,562,524

1,335	VFH Parent LLC/Valor Co‑Issuer, Inc., Rule 144A, Senior Secured Notes (Callable 06/15/27 @ $103.75)(1)	(B+, B1)	06/15/31	7.500	1,402,747

1,213	Walker & Dunlop, Inc., Rule 144A, Company Guaranteed Notes (Callable 04/01/28 @ $103.31)(1)	(BB, Ba2)	04/01/33	6.625	1,206,982

					11,213,321

Machinery (4.7%)

1,222	Chart Industries, Inc., Rule 144A, Senior Secured Notes (Callable 05/10/26 @ $103.75)(1)	(BB‑, Ba2)	01/01/30	7.500	1,269,964

600	Columbus McKinnon Corp., Rule 144A, Senior Secured Notes (Callable 02/01/29 @ $103.56)(1)	(B, Ba3)	02/01/33	7.125	603,750

2,441	Enpro, Inc., Rule 144A, Company Guaranteed Notes (Callable 06/01/28 @ $103.06)(1)	(BB‑, Ba3)	06/01/33	6.125	2,494,680

2,811	Enviri Corp., Rule 144A, Company Guaranteed Notes (Callable 05/30/26 @ $100.00)(1)	(B, B3)	07/31/27	5.750	2,820,330

178	Goat Holdco LLC, Rule 144A, Senior Secured Notes (Callable 02/01/28 @ $103.38)(1)	(B, B2)	02/01/32	6.750	182,542

1,345	Griffon Corp., Global Company Guaranteed Notes (Callable 05/30/26 @ $100.00)	(B+, B1)	03/01/28	5.750	1,342,630

829	Lsf12 Helix Parent LLC, Rule 144A, Senior Secured Notes (Callable 02/01/28 @ $103.56)(1)	(B, B2)	02/01/33	7.125	812,697

226	Regal Rexnord Corp., Global Company Guaranteed Notes (Callable 01/15/33 @ $100.00)	(BB+, Baa3)	04/15/33	6.400	240,431

198	Synergy Infrastructure Holdings LLC, Rule 144A, Secured Notes (Callable 12/01/27 @ $103.94)(1)	(B, B3)	12/01/30	7.875	208,374

					9,975,398

Media - Diversified (0.0%)

40	Tech 7 SAS Super Senior(3),(5),(6),(7),(16)	(NR, NR)	12/31/27	0.000	0

67	Tech 7 SAS Super Senior(3),(5),(6),(7),(16)	(NR, NR)	12/31/27	0.000	0

20	Tech 7 SAS Technicolor Creative Studios Super Senior(3),(5),(6),(7),(16)	(NR, NR)	12/31/27	0.000	0

20	Technicolor Creative Studios SA(3),(5),(6),(7),(16)	(NR, NR)	12/31/27	0.000	0

					0

Media Content (0.3%)

600	Sirius XM Radio LLC, Rule 144A, Company Guaranteed Notes (Callable 09/01/26 @ $101.94)(1),(2)	(BB+, Ba3)	09/01/31	3.875	543,437

Medical Products (0.3%)

555	Medline Borrower LP, Rule 144A, Company Guaranteed Notes (Callable 05/30/26 @ $101.31)(1)	(BB‑, Ba2)	10/01/29	5.250	552,601

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Credit Fund
Schedule of Investments (continued)
April 30, 2026 (unaudited)

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (continued)

Metals & Mining - Excluding Steel (3.8%)

$1,080	Capstone Copper Corp., Rule 144A, Company Guaranteed Notes (Callable 03/31/28 @ $103.38)(1)	(BB‑, B1)	03/31/33	6.750	$1,099,727

1,959	Constellium SE, Rule 144A, Company Guaranteed Notes (Callable 08/15/27 @ $103.19)(1)	(BB‑, Ba3)	08/15/32	6.375	2,008,780

3,010	ERO Copper Corp., Rule 144A, Company Guaranteed Notes (Callable 05/30/26 @ $101.63)(1)	(B+, B1)	02/15/30	6.500	2,996,937

337	First Quantum Minerals Ltd., Rule 144A, Company Guaranteed Notes (Callable 06/01/26 @ $104.31)(1)	(B, NR)	06/01/31	8.625	351,807

200	First Quantum Minerals Ltd., Rule 144A, Company Guaranteed Notes (Callable 02/15/29 @ $103.63)(1)	(B, NR)	02/15/34	7.250	205,693

653	First Quantum Minerals Ltd., Rule 144A, Company Guaranteed Notes (Callable 02/15/31 @ $103.19)(1)	(B, NR)	02/15/36	6.375	642,330

196	Kaiser Aluminum Corp., Rule 144A, Senior Unsecured Notes (Callable 03/01/29 @ $102.94)(1)	(BB‑, B2)	03/01/34	5.875	196,551

519	Novelis Corp., Rule 144A, Company Guaranteed Notes (Callable 08/15/28 @ $103.19)(1)	(BB, B1)	08/15/33	6.375	521,525

					8,023,350

Oil Field Equipment & Services (0.1%)

316	USA Compression Partners LP/USA Compression Finance Corp., Rule 144A, Company Guaranteed Notes (Callable 10/01/28 @ $103.13)(1)	(B+, B1)	10/01/33	6.250	319,051

Oil Refining & Marketing (2.9%)

1,643	Global Partners LP/GLP Finance Corp., Rule 144A, Company Guaranteed Notes (Callable 01/15/27 @ $104.13)(1)	(B+, B1)	01/15/32	8.250	1,725,584

705	Sunoco LP, Rule 144A, Company Guaranteed Notes (Callable 09/15/28 @ $102.94)(1)	(BB+, Ba1)	03/15/34	5.875	702,723

900	Sunoco LP, Rule 144A, Company Guaranteed Notes (Callable 05/01/27 @ $103.63)(1)	(BB+, Ba1)	05/01/32	7.250	942,943

320	Sunoco LP, Rule 144A, Company Guaranteed Notes (Callable 07/01/28 @ $103.13)(1)	(BB+, Ba1)	07/01/33	6.250	327,209

1,100	Sunoco LP/Sunoco Finance Corp., Rule 144A, Company Guaranteed Notes (Callable 05/10/26 @ $103.50)(1)	(BB+, Ba1)	09/15/28	7.000	1,126,674

1,369	TransMontaigne Partners LLC, Rule 144A, Company Guaranteed Notes (Callable 03/15/27 @ $104.25)(1)	(CCC+, Caa1)	06/15/30	8.500	1,416,662

					6,241,795

Packaging (5.2%)

307	Canpack Group, Inc. / CANPACK S.A. Rule 144A, Company Guaranteed Notes (Callable 05/15/28 @ $103.00)(1)	(BB, NR)	05/15/31	6.000	307,127

252	Cascades, Inc./Cascades USA, Inc., Rule 144A, Company Guaranteed Notes (Callable 05/30/26 @ $100.00)(1)	(BB‑, Ba3)	01/15/28	5.375	247,771

1,322	Cascades, Inc./Cascades USA, Inc., Rule 144A, Senior Unsecured Notes (Callable 07/15/27 @ $103.38)(1)	(BB‑, Ba3)	07/15/30	6.750	1,335,973

224	Crown Americas LLC, Global Company Guaranteed Notes (Callable 06/01/28 @ $102.94)	(BB+, Ba2)	06/01/33	5.875	225,768

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Credit Fund
Schedule of Investments (continued)
April 30, 2026 (unaudited)

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (continued)

Packaging (continued)

$1,425	Mauser Packaging Solutions Holding Co., Rule 144A, Secured Notes (Callable 06/01/27 @ $104.63)(1)	(CCC+, Caa2)	04/15/30	9.250	$1,359,049

1,593	Mauser Packaging Solutions Holding Co., Rule 144A, Senior Secured Notes (Callable 06/01/27 @ $103.94)(1)	(B, B2)	04/15/30	7.875	1,609,344

418	Owens-Brockway Glass Container, Inc., Rule 144A, Company Guaranteed Notes (Callable 05/30/26 @ $103.63)(1),(2)	(B+, B3)	05/15/31	7.250	398,970

1,424	Sword Purchaser LLC Rule 144A, Senior Secured Notes (Callable 04/15/29 @ $104.13)(1)	(B+, B1)	04/15/33	8.250	1,456,972

725	Sword Purchaser LLC, Rule 144A, Senior Unsecured Notes (Callable 04/15/29 @ $105.25)(1)	(B, B3)	04/15/34	10.500	737,509

768	Toucan FinCo Ltd./Toucan FinCo Can, Inc./Toucan FinCo U.S. LLC, Rule 144A, Senior Secured Notes (Callable 05/15/27 @ $104.75)(1)	(B‑, B3)	05/15/30	9.500	673,123

2,538	Trident TPI Holdings, Inc., Rule 144A, Company Guaranteed Notes (Callable 05/30/26 @ $106.38)(1)	(CCC+, Caa3)	12/31/28	12.750	2,548,342

					10,899,948

Personal & Household Products (1.5%)

1,585	Acushnet Co., Rule 144A, Company Guaranteed Notes (Callable 12/01/28 @ $102.81)(1)	(BB, Ba3)	12/01/33	5.625	1,596,459

1,618	Energizer Holdings, Inc., Rule 144A, Company Guaranteed Notes (Callable 09/15/28 @ $103.00)(1),(2)	(B, B2)	09/15/33	6.000	1,549,234

					3,145,693

Pharmaceuticals (0.3%)

600	IQVIA, Inc., Rule 144A, Company Guaranteed Notes (Callable 06/01/28 @ $103.13)(1)	(BB, Ba2)	06/01/32	6.250	611,530

Rail (1.3%)

2,062	Genesee & Wyoming, Inc., Rule 144A, Senior Secured Notes (Callable 04/15/27 @ $103.13)(1)	(BB, Ba3)	04/15/32	6.250	2,112,804

584	Watco Cos. LLC/Watco Finance Corp., Rule 144A, Senior Unsecured Notes (Callable 08/01/27 @ $103.56)(1)	(B‑, B3)	08/01/32	7.125	606,959

					2,719,763

Real Estate Investment Trusts (0.5%)

477	Starwood Property Trust, Inc., Rule 144A, Senior Unsecured Notes (Callable 07/15/30 @ $100.00)(1)	(BB‑, Ba3)	01/15/31	5.750	476,905

514	Starwood Property Trust, Inc., Rule 144A, Senior Unsecured Notes (Callable 10/15/29 @ $100.00)(1)	(BB‑, Ba3)	04/15/30	6.000	520,334

					997,239

Recreation & Travel (6.4%)

2,501	Motion Bondco DAC, Rule 144A, Company Guaranteed Notes (Callable 05/30/26 @ $100.00)(1),(2)	(CCC‑, Caa3)	11/15/27	6.625	2,402,630

3,362	SeaWorld Parks & Entertainment, Inc., Rule 144A, Company Guaranteed Notes (Callable 05/10/26 @ $101.31)(1)	(B+, B2)	08/15/29	5.250	3,252,600

3,248	Six Flags Entertainment Corp., Rule 144A, Company Guaranteed Notes (Callable 05/15/26 @ $103.63)(1),(2)	(B, Caa1)	05/15/31	7.250	3,205,247

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Credit Fund
Schedule of Investments (continued)
April 30, 2026 (unaudited)

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (continued)

Recreation & Travel (continued)

$305	Six Flags Entertainment Corp./Canada’s Wonderland Co./Millennium Operations LLC, Rule 144A, Company Guaranteed Notes (Callable 07/15/28 @ $104.31)(1)	(B, Caa1)	01/15/32	8.625	$310,153

2,426	Speedway Motorsports LLC/Speedway Funding II, Inc., Rule 144A, Senior Unsecured Notes (Callable 05/30/26 @ $100.00)(1)	(BB+, B1)	11/01/27	4.875	2,420,504

1,858	Vail Resorts, Inc., Rule 144A, Company Guaranteed Notes (Callable 05/15/27 @ $103.25)(1)	(BB‑, Ba3)	05/15/32	6.500	1,900,411

					13,491,545

Restaurants (0.3%)

600	1011778 BC ULC/New Red Finance, Inc., Rule 144A, Senior Secured Notes (Callable 06/15/26 @ $103.06)(1)	(BB+, Ba2)	06/15/29	6.125	611,777

Software - Services (7.1%)

613	AmeriTex Holdco Intermediate LLC, Rule 144A, Senior Secured Notes (Callable 08/15/28 @ $103.81)(1)	(B, B2)	08/15/33	7.625	637,673

419	Cloud Software Group, Inc., Rule 144A, Senior Secured Notes (Callable 06/30/27 @ $104.13)(1)	(B, B1)	06/30/32	8.250	397,822

1,260	Cloud Software Group, Inc., Rule 144A, Senior Secured Notes (Callable 08/15/28 @ $103.31)(1)	(B, B1)	08/15/33	6.625	1,125,575

445	CompoSecure Holdings LLC, Rule 144A, Senior Secured Notes (Callable 02/01/29 @ $102.81)(1)	(B+, B1)	02/01/33	5.625	436,420

750	Go Daddy Operating Co. LLC/GD Finance Co., Inc., Rule 144A, Company Guaranteed Notes (Callable 05/30/26 @ $100.00)(1)	(BB‑, Ba3)	12/01/27	5.250	749,310

2,850	Insight Enterprises, Inc., Rule 144A, Company Guaranteed Notes (Callable 05/15/27 @ $103.31)(1)	(BB+, Ba3)	05/15/32	6.625	2,827,366

1,200	Open Text Corp., Rule 144A, Senior Secured Notes (Callable 11/01/27 @ $100.00)(1)	(BBB‑, Ba1)	12/01/27	6.900	1,227,989

727	Open Text Holdings, Inc., Rule 144A, Company Guaranteed Notes (Callable 12/01/26 @ $102.06)(1)	(BB, Ba3)	12/01/31	4.125	621,212

1,444	UKG, Inc., Rule 144A, Senior Secured Notes (Callable 02/01/27 @ $103.44)(1)	(B, B2)	02/01/31	6.875	1,405,526

3,498	Virtusa Corp., Rule 144A, Senior Unsecured Notes (Callable 05/30/26 @ $100.00)(1)	(B‑, Caa1)	12/15/28	7.125	2,885,152

2,147	WEX, Inc., Rule 144A, Company Guaranteed Notes (Callable 03/15/28 @ $103.25)(1)	(B, B1)	03/15/33	6.500	2,139,381

600	ZoomInfo Technologies LLC/ZoomInfo Finance Corp., Rule 144A, Company Guaranteed Notes (Callable 05/10/26 @ $100.00)(1)	(B+, B1)	02/01/29	3.875	484,484

					14,937,910

Specialty Retail (1.9%)

491	Beach Acquisition Bidco LLC, Rule 144A, Senior Unsecured Notes, 10.000% Cash, 10.750% PIK (Callable 07/15/28 @ $103.00)(1),(4)	(B+, Caa1)	07/15/33	10.000	540,516

83	Eagle Intermediate Global Holding BV/Eagle U.S. Finance LLC, Rule 144A, Senior Secured Notes, 7.500% Cash, 7.500% PIK(1),(4),(6),(16)	(NR, WR)	12/31/26	7.500	622

3,014	Eagle Intermediate Global Holding BV/Eagle U.S. Finance LLC, Rule 144A, Senior Secured Notes, 7.500% Cash, 7.500% PIK(1),(4),(6),(8),(16)	(NR, WR)	12/31/26	7.500	22,605

102	Eagle Intermediate Global Holding BV/Ruyi U.S. Finance LLC(5),(6),(7),(16)	(NR, NR)	12/31/26	0.000	10

2,275	LCM Investments Holdings II LLC, Rule 144A, Senior Unsecured Notes (Callable 08/01/26 @ $104.13)(1)	(BB‑, B2)	08/01/31	8.250	2,384,391

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Credit Fund
Schedule of Investments (continued)
April 30, 2026 (unaudited)

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (continued)

Specialty Retail (continued)

$1,064	Sonic Automotive, Inc., Rule 144A, Company Guaranteed Notes (Callable 11/15/26 @ $102.44)(1)	(BB‑, B1)	11/15/31	4.875	$1,023,462

					3,971,606

Steel Producers/Products (0.5%)

503	Carpenter Technology Corp., Rule 144A, Senior Unsecured Notes (Callable 03/01/29 @ $102.81)(1)	(BB+, Ba2)	03/01/34	5.625	503,886

486	Commercial Metals Co., Rule 144A, Senior Unsecured Notes (Callable 11/15/28 @ $102.88)(1)	(BB+, Ba2)	11/15/33	5.750	487,013

					990,899

Support - Services (8.3%)

1,072	AECOM, Rule 144A, Company Guaranteed Notes (Callable 08/01/28 @ $103.00)(1)	(BB, Ba2)	08/01/33	6.000	1,081,350

636	Albion Financing 1 Sarl / Aggreko Holdings, Inc. Rule 144A, Senior Secured Notes (Callable 05/21/27 @ $103.50)(1)	(BB‑, B1)	05/21/30	7.000	657,282

3,729	Allied Universal Holdco LLC, Rule 144A, Senior Secured Notes (Callable 02/15/27 @ $103.94)(1)	(B, B3)	02/15/31	7.875	3,914,592

1,014	American Builders & Contractors Supply Co., Inc., Rule 144A, Senior Secured Notes (Callable 05/30/26 @ $100.00)(1)	(BBB‑, Ba2)	01/15/28	4.000	1,002,051

1,979	CoreLogic, Inc., Rule 144A, Senior Secured Notes (Callable 05/30/26 @ $100.00)(1)	(B‑, B2)	05/01/28	4.500	1,926,008

1,102	Everforth, Inc., Rule 144A, Company Guaranteed Notes (Callable 05/10/26 @ $100.00)(1)	(BB, Ba3)	05/15/28	4.625	1,030,591

487	Herc Holdings, Inc., Rule 144A, Company Guaranteed Notes (Callable 06/15/27 @ $103.50)(1)	(BB‑, Ba3)	06/15/30	7.000	506,914

994	Herc Holdings, Inc., Rule 144A, Company Guaranteed Notes (Callable 06/15/28 @ $103.63)(1)	(BB‑, Ba3)	06/15/33	7.250	1,041,540

1,186	QXO Building Products, Inc., Rule 144A, Senior Secured Notes (Callable 04/30/28 @ $103.38)(1)	(BB, Ba3)	04/30/32	6.750	1,208,266

750	WESCO Distribution, Inc., Rule 144A, Company Guaranteed Notes (Callable 05/30/26 @ $101.21)(1)	(BB, Ba3)	06/15/28	7.250	752,654

600	WESCO Distribution, Inc., Rule 144A, Company Guaranteed Notes (Callable 05/30/26 @ $103.19)(1)	(BB, Ba3)	03/15/29	6.375	612,497

374	WESCO Distribution, Inc., Rule 144A, Company Guaranteed Notes (Callable 03/15/28 @ $103.19)(1)	(BB, Ba3)	03/15/33	6.375	386,376

605	Williams Scotsman, Inc., Rule 144A, Senior Secured Notes (Callable 04/15/27 @ $103.31)(1)	(BB‑, B2)	04/15/30	6.625	623,546

1,918	Williams Scotsman, Inc., Rule 144A, Senior Secured Notes (Callable 06/15/26 @ $103.31)(1)	(BB‑, B2)	06/15/29	6.625	1,970,239

1,127	ZipRecruiter, Inc., Rule 144A, Senior Unsecured Notes (Callable 05/10/26 @ $101.25)(1)	(B, B3)	01/15/30	5.000	738,367

					17,452,273

Tech Hardware & Equipment (2.1%)

2,871	Ahead DB Holdings LLC, Rule 144A, Company Guaranteed Notes (Callable 05/30/26 @ $100.00)(1)	(CCC+, Caa1)	05/01/28	6.625	2,848,411

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Credit Fund
Schedule of Investments (continued)
April 30, 2026 (unaudited)

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (continued)

Tech Hardware & Equipment (continued)

$1,500	Zebra Technologies Corp., Rule 144A, Company Guaranteed Notes (Callable 06/01/27 @ $103.25)(1)	(BB, Ba2)	06/01/32	6.500	$1,527,161

					4,375,572

Telecom - Wireless (0.4%)

853	Eolo SpA, Rule 144A, Senior Secured Notes (Callable 05/30/26 @ $101.22)(1),(3)	(B‑, Caa1)	10/21/28	4.875	875,533

Telecom - Wireline Integrated & Services (2.7%)

1,500	Altice Financing SA, Rule 144A, Senior Secured Notes (Callable 05/30/26 @ $100.00)(1)	(CCC, Caa2)	01/15/28	5.000	1,116,638

2,123	Altice France SA, Rule 144A, Senior Secured Notes (Callable 10/01/26 @ $101.00)(1)	(CCC+, Caa1)	10/15/31	6.500	2,089,836

229	Altice France SA, Rule 144A, Senior Secured Notes (Callable 10/01/26 @ $101.00)(1)	(CCC+, Caa1)	04/15/32	6.500	225,102

229	Altice France SA, Rule 144A, Senior Secured Notes (Callable 10/15/26 @ $100.00)(1)	(CCC+, Caa1)	07/15/32	6.875	225,117

949	Level 3 Financing, Inc., Rule 144A, Company Guaranteed Notes (Callable 01/15/31 @ $104.25)(1)	(B‑, B3)	01/15/36	8.500	1,017,521

300	Virgin Media Secured Finance PLC, Rule 144A, Senior Secured Notes (Callable 05/30/26 @ $102.25)(1)	(B+, Ba3)	08/15/30	4.500	265,787

600	Vmed O2 U.K. Financing I PLC, Rule 144A, Senior Secured Notes (Callable 05/30/26 @ $102.13)(1)	(B+, Ba3)	01/31/31	4.250	517,008

290	Vmed O2 U.K. Financing I PLC, Rule 144A, Senior Secured Notes (Callable 07/15/26 @ $102.38)(1)	(B+, Ba3)	07/15/31	4.750	251,062

					5,708,071

Theaters & Entertainment (1.0%)

653	OAK‑Eagle Acquireco, Inc., Rule 144A, Senior Secured Notes (Callable 07/01/29 @ $103.63)(1)	(BB, Ba3)	07/01/33	7.250	672,335

1,359	OAK‑Eagle Acquireco, Inc., Rule 144A, Senior Unsecured Notes (Callable 07/01/29 @ $104.38)(1)	(B, B3)	07/01/34	8.750	1,411,534

					2,083,869

Transport Infrastructure/Services (1.9%)

1,291	GB AIT Buyer, Inc., Rule 144A, Senior Unsecured Notes (Callable 04/30/29 @ $104.38)(1)	(B‑, Caa1)	04/30/34	8.750	1,296,821

769	Gee Automotive Holdings LLC, Rule 144A, Company Guaranteed Notes (Callable 03/01/28 @ $103.63)(1)	(B+, B3)	03/01/31	7.250	781,650

300	XPO, Inc., Rule 144A, Company Guaranteed Notes (Callable 06/01/26 @ $103.56)(1)	(B+, Ba3)	06/01/31	7.125	310,766

600	XPO, Inc., Rule 144A, Company Guaranteed Notes (Callable 02/01/27 @ $103.56)(1)	(B+, Ba3)	02/01/32	7.125	626,037

1,032	XPO, Inc., Rule 144A, Senior Secured Notes (Callable 05/10/26 @ $103.13)(1)	(BBB‑, Ba1)	06/01/28	6.250	1,046,902

					4,062,176

TOTAL CORPORATE BONDS (Cost $235,186,367)					232,093,259

BANK LOANS (17.2%)

Advertising (1.0%)

2,779	MH Sub I LLC, 1 mo. USD Term SOFR + 4.250%(9)	(B, B1)	12/31/31	7.902	2,203,920

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Credit Fund
Schedule of Investments (continued)
April 30, 2026 (unaudited)

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

BANK LOANS (continued)
Aerospace & Defense (0.2%)

$199	Atlas CC Acquisition Corp., 3 mo. USD Term SOFR + 4.250%(9)	(CCC, Caa2)	05/25/29	10.250	$39,989

1,368	Atlas CC Acquisition Corp., U.S. (Fed) Prime Rate + 3.250%(9)	(CCC, Caa2)	05/25/29	10.000	274,877

171	Peraton Corp., 3 mo. USD Term SOFR + 7.750%(9)	(NR, NR)	02/01/29	11.523	105,148

					420,014

Auto Parts & Equipment (0.2%)

489	Jason Group, Inc., 1 mo. USD Term SOFR + 6.000%(8),(9),(16)	(NR, NR)	11/30/26	9.767	450,274

Building Materials (0.4%)

586	ARAMSCO, Inc., 3 mo. USD Term SOFR + 4.750%(9)	(CCC+, Caa1)	10/10/30	8.450	407,067

776	Cornerstone Building Brands, Inc., 3 mo. USD Term SOFR + 5.625%(9)	(CCC+, Caa1)	08/01/28	9.299	480,914

					887,981

Chemicals (1.7%)

956	Lonza Group AG, 3 mo. USD Term SOFR + 3.925%(9)	(B‑, B2)	07/03/28	7.725	889,764

853	PMHC II, Inc., 3 mo. USD Term SOFR + 6.250%(9)	(NR, NR)	04/30/30	9.903	846,381

651	PMHC II, Inc., 3 mo. USD Term SOFR + 4.250%(9)	(NR, NR)	04/30/30	8.053	382,457

1,154	PMHC II, Inc., 3 mo. USD Term SOFR + 5.500%(9),(16)	(NR, NR)	04/30/30	9.153	669,320

329	Polar U.S. Borrower LLC, 3 mo. USD Term SOFR + 1.000%, 5.000% PIK(4),(9)	(B‑, Caa1)	12/23/30	9.630	395,389

106	SK Neptune Husky Finance SARL(6),(7),(8)	(NR, WR)	01/03/29	0.000	13,587

1,085	SK Neptune Husky Group SARL(6),(7),(8)	(NR, WR)	01/03/29	0.000	28,834

310	Tronox Finance LLC, 3 mo. USD Term SOFR + 2.250%(9)	(B, B1)	04/04/29	5.950	274,279

					3,500,011

Electronics (0.5%)

1,086	Idemia Group, 3 mo. USD Term SOFR + 4.250%(9)	(B, B2)	09/30/28	7.950	1,088,562

Energy - Exploration & Production (0.4%)

831	Colossus Acquireco LLC, 3 mo. USD Term SOFR + 1.750%(9)	(BB+, Ba1)	07/30/32	5.380	832,371

2,928	PES Holdings LLC, 3.000% PIK(4),(6),(8)	(NR, WR)	12/31/26	3.000	29,282

					861,653

Food - Wholesale (0.6%)

850	Quantum Bidco Ltd.(10),(11)	(B, B3)	01/31/28	0.000	1,149,248

450	WOOF Holdings, Inc., 3 mo. USD Term SOFR + 3.750%(9)	(CCC‑, Ca)	12/31/29	7.711	66,751

					1,215,999

Gas Distribution (0.7%)

1,476	Traverse Midstream Partners LLC, 3 mo. USD Term SOFR + 2.500%(9)	(BB‑, B2)	02/16/28	6.163	1,479,742

Health Facilities (0.2%)

179	Western Dental Holdings LLC(10),(16)	(NR, NR)	01/28/32	0.000	167,192

30	Western Dental Holdings LLC 1(10),(16)	(NR, NR)	01/28/32	0.000	29,504

249	Zest Acquisition Corp., 3 mo. USD Term SOFR + 5.250%(9),(16)	(B, B3)	02/08/28	8.920	245,606

					442,302

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Credit Fund
Schedule of Investments (continued)
April 30, 2026 (unaudited)

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

BANK LOANS (continued)

Health Services (0.1%)

$411	MedAssets Software Intermediate Holdings, Inc., 1 mo. USD Term SOFR + 4.000%(9)	(CCC, Ca)	12/15/28	7.769	$154,012

Hotels (0.2%)

199	Aimbridge Acquisition Co., Inc., 1 mo. USD Term SOFR + 7.500%, 0.000% PIK(4),(9)	(B‑, Caa1)	03/11/30	11.276	196,183

216	Aimbridge Acquisition Co., Inc., 1 mo. USD Term SOFR + 5.500%(9)	(B+, B2)	03/11/30	9.276	213,431

					409,614

Insurance Brokerage (0.7%)

192	Allied Benefit Systems Intermediate LLC(12),(16)	(NR, NR)	10/31/30	1.000	191,769

1,204	Allied Benefit Systems Intermediate LLC, 3 mo. USD Term SOFR + 5.000%(9),(16)	(NR, NR)	10/31/30	8.700	1,199,873

					1,391,642

Machinery (0.2%)

483	Madison IAQ LLC, 6 mo. USD Term SOFR + 2.750%(9)	(BB, Ba2)	11/08/32	6.378	485,088

Media - Diversified (0.2%)

1,181	Cast & Crew Payroll LLC, 3 mo. USD Term SOFR + 3.750%(9)	(CCC+, Caa1)	12/29/28	7.413	528,721

317	Technicolor Creative Studios, 0.500% PIK(3),(4),(5),(6),(7),(9),(16)	(NR, NR)	08/06/33	0.500	0

					528,721

Packaging (0.8%)

1,704	Proampac PG Borrower LLC, 1 mo. USD Term SOFR + 4.000%, 3 mo. USD Term SOFR + 4.000%(9)	(B‑, B3)	03/07/33	7.652 - 7.663	1,668,536

Personal & Household Products (1.0%)

1,959	Serta Simmons Bedding LLC, 3 mo. USD Term SOFR + 7.500%(9)	(NR, NR)	06/29/28	11.314	1,842,990

214	Serta Simmons Bedding LLC, 3 mo. USD Term SOFR + 7.500%(9),(16)	(NR, NR)	06/29/28	11.287	213,973

					2,056,963

Software - Services (4.7%)

807	AQ Carver Buyer, Inc., 6 mo. USD Term SOFR + 5.500%(9)	(B, B3)	08/02/29	9.345	661,386

300	Cloud Software Group, Inc.(10)	(B, B1)	03/21/31	0.000	278,344

979	Corel Corp., 3 mo. USD Term SOFR + 5.000%(8),(9)	(CCC+, B3)	07/02/26	8.773	900,806

1,932	EagleView Technology Corp., 3 mo. USD Term SOFR + 6.500%(9)	(B‑, B3)	08/14/28	10.200	1,759,650

471	Javelin Buyer, Inc., 3 mo. USD Term SOFR + 5.000%(8),(9)	(CCC+, Caa2)	12/06/32	8.673	433,396

1,583	OID‑OL Intermediate I LLC, 3 mo. USD Term SOFR + 4.250%(9)	(CCC+, Caa1)	02/01/29	8.063	1,103,224

663	OID‑OL Intermediate I LLC, 3 mo. USD Term SOFR + 6.000%(9)	(B, B1)	02/01/29	9.663	661,557

545	Polaris Newco LLC, 1 mo. GBP LIBOR + 5.250%(9),(11)	(CCC+, B3)	06/02/28	8.981	628,066

1,531	Polaris Newco LLC, 3 mo. USD Term SOFR + 4.000%(9)	(CCC+, B3)	06/02/28	7.925	1,339,897

1,600	Project Alpha Intermediate Holding, Inc., 3 mo. USD Term SOFR + 5.000%(9)	(B‑, Caa1)	05/09/33	8.700	973,008

367	Redstone Holdco 2 LP, 3 mo. USD Term SOFR + 5.500%(9)	(CCC+, NR)	12/31/30	9.163	108,148

95	Redstone Holdco 2 LP, 3 mo. USD Term SOFR + 4.750%(9)	(B, NR)	12/31/30	8.413	73,633

1,159	UKG, Inc., 3 mo. USD Term SOFR + 2.500%(9)	(B, B2)	02/10/31	6.163	1,120,546

					10,041,661

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Credit Fund
Schedule of Investments (continued)
April 30, 2026 (unaudited)

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

BANK LOANS (continued)

Steel Producers/Products (0.7%)

$1,464	OPTA, Inc., 3 mo. USD Term SOFR + 6.750%(8),(9),(16)	(NR, NR)	11/09/28	10.711	$1,434,775

Support - Services (2.3%)

309	CoreLogic, Inc., 1 mo. USD Term SOFR + 6.500%(9)	(CCC, Caa2)	06/04/29	10.267	294,179

1,090	CoreLogic, Inc., 1 mo. USD Term SOFR + 3.500%(9)	(B‑, B2)	06/02/28	7.267	1,069,657

497	LaserShip, Inc., 3 mo. USD Term SOFR + 4.000%(9)	(CCC‑, Caa2)	01/02/29	7.700	364,407

712	LaserShip, Inc., 3 mo. USD Term SOFR + 6.250%(9)	(B, B2)	01/02/29	9.950	723,730

1,214	LaserShip, Inc., 3 mo. USD Term SOFR + 1.500%(9)	(CCC, Caa2)	08/10/29	5.461	883,391

412	LaserShip, Inc., 3 mo. USD Term SOFR + 1.500%(9)	(CCC‑, Caa3)	08/10/29	5.200 ‑ 5.461	106,377

754	PODS LLC, 1 mo. USD Term SOFR + 3.000%(9)	(B‑, B3)	03/31/28	6.767	753,665

20	Tempo Acquisition LLC(10)	(BB‑, B2)	08/31/28	0.000	15,007

600	TruGreen LP, 3 mo. USD Term SOFR + 8.500%(8),(9)	(CCC, Caa3)	11/02/28	12.425	555,501

					4,765,914

Telecom - Wireline Integrated & Services (0.4%)

989	Patagonia Holdco LLC, 3 mo. USD Term SOFR + 5.750%(9)	(NR, B3)	08/01/29	9.410	792,164

TOTAL BANK LOANS (Cost $44,067,224)					36,279,548

ASSET BACKED SECURITIES (6.9%)

Collateralized Debt Obligations (6.9%)

1,170	Anchorage Capital Europe CLO 6 DAC, Rule 144A, 3 mo. EURIBOR + 3.400%(1),(3),(9)	(BBB‑, NR)	10/22/38	5.594	1,384,837

2,000	Anchorage Credit Funding 20 Ltd., 2026‑20A, Rule 144A(1)	(NR, Baa3)	04/25/42	6.496	2,019,915

2,000	Anchorage Credit Funding 20 Ltd., 2026‑20A, Rule 144A(1)	(NR, Ba3)	04/25/42	8.896	2,019,907

1,250	Anchorage Credit Funding 4 Ltd., 2016‑4A, Rule 144A(1)	(NR, Baa2)	04/27/39	6.659	1,243,530

1,250	Battalion CLO 18 Ltd., 2020‑18A, Rule 144A, 3 mo. USD Term SOFR + 6.972%(1),(9)	(B, NR)	10/15/36	10.645	863,546

1,500	Cedar Funding VI CLO Ltd., 2016‑6A, Rule 144A, 3 mo. USD Term SOFR + 6.250%(1),(9)	(BB‑, NR)	04/20/34	9.925	1,379,133

1,500	KKR CLO 14 Ltd., Rule 144A, 3 mo. USD Term SOFR + 6.412%(1),(9)	(NR, B1)	07/15/31	10.085	1,419,247

1,500	KKR CLO 16 Ltd., Rule 144A, 3 mo. USD Term SOFR + 7.372%(1),(9)	(B, NR)	10/20/34	11.047	1,362,857

1,500	Marble Point CLO XXIII Ltd., 2021‑4A, Rule 144A, 3 mo. USD Term SOFR + 6.012%(1),(9)	(NR, Ba1)	01/22/35	9.675	1,467,943

1,500	Octagon 67 Ltd., 2023‑1A, Rule 144A, 3 mo. USD Term SOFR + 7.410%(1),(9)	(NR, NR)	07/25/38	11.077	1,473,406

TOTAL ASSET BACKED SECURITIES (Cost $15,211,398)					14,634,321

Shares

COMMON STOCKS (0.9%)

Auto Parts & Equipment (0.2%)

57	Jason, Inc.(7)				340,440

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Credit Fund
Schedule of Investments (continued)
April 30, 2026 (unaudited)

Shares		Value

COMMON STOCKS (continued)

Chemicals (0.3%)

48,141,831	Ascend Performance Litigation Trust Interest, Class A(5),(7),(16)	$24,071

97,028,915	Ascend Performance Litigation Trust Interest, Class C(5),(7),(16)	9,703

10,659	Ascend Performance Materials Operations LLC(7)	15,989

89,998	Proppants Holdings LLC(5),(8),(16)	1,800

18,606	SK Mohawk Holdings, SCS(7)	176,757

15,074	Utex Industries	442,173

		670,493

Energy - Exploration & Production (0.0%)

111,570	PES Energy, Class A(5),(7),(8),(16)	1,116

Health Facility (0.0%)

1,430	Western Dental Holdings LLC(7),(16)	74,158

Hotels (0.2%)

6,543	Aimbridge Acquisition Co., Inc.(7)	327,150

Personal & Household Products (0.1%)

32,039	Dream Well, Inc.(7)	296,361

32,039	Serta Simmons Bedding Equipment Co.(5),(7),(16)	0

		296,361

Pharmaceuticals (0.0%)

68,836	Akorn, Inc.(7)	2,753

Private Placement (0.0%)

102,040,536	Technicolor SA(5),(7),(13),(16)	0

Software - Services (0.0%)

9,482	New Blackboard LLC(7)	14,223

Support - Services (0.0%)

2,100	LTR Holdings, Inc.(5),(7),(8),(16)	3,111

Telecom - Wireline Integrated & Services (0.1%)

13,000	Luxco Co. Ltd.(3),(7)	268,561

TOTAL COMMON STOCKS (Cost $6,947,117)		1,998,366

PREFERRED STOCK (0.0%)

Software - Services (0.0%)

5,194	New Blackboard LLC (7) (Cost $54,537)	51,940

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Credit Fund
Schedule of Investments (continued)
April 30, 2026 (unaudited)

Shares		Value

SHORT-TERM INVESTMENTS (5.9%)

5,384,986	State Street Institutional U.S. Government Money Market Fund - Premier Class, 3.59%(14)	$5,384,986

6,994,455	State Street Navigator Securities Lending Government Money Market Portfolio, 3.67%(14),(15)	6,994,455

TOTAL SHORT-TERM INVESTMENTS (Cost $12,379,441)		12,379,441

TOTAL INVESTMENTS AT VALUE (140.9%) (Cost $313,846,084)		297,436,875

LIABILITIES IN EXCESS OF OTHER ASSETS (‑40.9%)		(86,360,914)

NET ASSETS (100.0%)		$211,075,961

†	Credit ratings given by the S&P Global Ratings Division of S&P Global Inc. (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”) are unaudited.

(1)
Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2026, these securities amounted to a value of $242,567,250 or 114.9% of net assets.

(2)	Security or portion thereof is out on loan (See Note 2‑J).

(3)	This security is denominated in Euro.

(4)	PIK: Payment‑in‑kind security for which part of the income earned may be paid as additional principal.

(5)
Not readily marketable security; security is valued at fair value as determined in good faith by UBS Asset Management (Americas) LLC as the Fund’s valuation designee under the oversight of the Board of Trustees (See Note 2‑A).

(6)	Bond is currently in default.

(7)	Non‑income producing security.

(8)	Illiquid security.

(9)	Variable rate obligation - The interest rate shown is the rate in effect as of April 30, 2026. The rate may be subject to a cap and floor.

(10)	Position is unsettled. Contract rate was not determined at April 30, 2026 and does not take effect until settlement.

(11)	This security is denominated in British Pound.

(12)	All or a portion is an unfunded loan commitment.

(13)	Security is held through holdings of 100 shares of the CIG Special Purpose SPC - Credit Suisse High Yield Credit Fund Segregated Portfolio, an affiliated entity.

(14)	Rate shown reflects yield as at April 30, 2026.

(15)	Represents security purchased with cash collateral received for securities on loan.

(16)	Security is valued using significant unobservable inputs.
INVESTMENT ABBREVIATIONS
1 mo. = 1 month
3 mo. = 3 month
6 mo. = 6 month
EURIBOR = Euro Interbank Offered Rate
LIBOR = London Interbank Offered Rate
NR = Not Rated
SARL = société à responsabilité limitée
SOFR = Secured Overnight Financing Rate
WR = Withdrawn Rating

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Credit Fund
Schedule of Investments (continued)
April 30, 2026 (unaudited)

Currency Abbreviations:
EUR = Euro
GBP = British Pound
USD = United States Dollar
Forward Foreign Currency Contracts

Forward Currency to be Purchased		Forward Currency to be Sold		Settlement Date	Counterparty	Value on Settlement Date	Current Value/Notional	Unrealized Appreciation
EUR	269,060	USD	316,888	10/07/26	Barclays Bank PLC	$316,888	$317,572	$684
EUR	253,584	USD	295,107	10/07/26	JPMorgan Chase	295,107	299,305	4,198
GBP	36,864	USD	49,469	10/07/26	Barclays Bank PLC	49,469	50,033	564
USD	3,618,121	EUR	3,031,910	10/07/26	Deutsche Bank AG	(3,618,121)	(3,578,570)	39,551
USD	87,113	EUR	73,462	10/07/26	Morgan Stanley	(87,113)	(86,707)	406

Total Unrealized Appreciation								$45,403

Forward Foreign Currency Contracts

Forward Currency to be Purchased		Forward Currency to be Sold		Settlement Date	Counterparty	Value on Settlement Date	Current Value/Notional	Unrealized Depreciation
EUR	75,378	USD	89,096	10/07/26	Deutsche Bank AG	$89,096	$88,969	$(127)
USD	278,243	EUR	237,240	10/07/26	Barclays Bank PLC	(278,243)	(280,015)	(1,772)
USD	13,988	GBP	10,471	10/07/26	Barclays Bank PLC	(13,988)	(14,212)	(224)
USD	1,124,895	GBP	839,000	10/07/26	Deutsche Bank AG	(1,124,895)	(1,138,735)	(13,840)
USD	681,892	GBP	507,720	10/07/26	Morgan Stanley	(681,892)	(689,104)	(7,212)

Total Unrealized Depreciation								$(23,175)

Total Net Unrealized Appreciation/(Depreciation)								$22,228

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Credit Fund
Statement of Assets and Liabilities
April 30, 2026 (unaudited)

Assets
Investments at value, including collateral for securities on loan of $6,994,455 (Cost $313,846,084) (Note 2)	$297,436,875	[1]
Cash	669,157
Foreign currency at value (Cost $1,274,240)	1,292,538
Interest receivable	5,242,948
Receivable for investments sold	590,907
Deferred offering costs (Note 7)	94,303
Unrealized appreciation on forward foreign currency contracts (Note 2)	45,403

Total assets	305,372,131

Liabilities
Investment advisory fee payable (Note 3)	398,384
Administrative services fee payable (Note 3)	29,467
Loan payable (Note 4)	81,000,000
Payable upon return of securities loaned (Note 2)	6,994,455
Payable for investments purchased	4,214,462
Interest payable (Note 4)	1,284,375
Unfunded loan commitments (Note 2)	192,491
Trustees’ fee payable	49,569
Unrealized depreciation on forward foreign currency contracts (Note 2)	23,175
Accrued expenses	109,792

Total liabilities	94,296,170

Net Assets
Applicable to 103,609,624 shares outstanding	$211,075,961

Net Assets
Capital stock, $.001 par value (Note 6)	103,610
Paid‑in capital (Note 6)	289,582,021
Total distributable earnings (loss)	(78,609,670)

Net assets	$211,075,961

Net Asset Value Per Share	$2.04

Market Price Per Share	$1.76

[1]	Includes $6,843,845 of securities on loan.

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Credit Fund
Statement of Operations
For the Six Months Ended April 30, 2026 (unaudited)

Investment Income
Interest	$12,199,340
Dividends	41,864
Securities lending (net of rebates)	50,190

Total investment income	12,291,394

Expenses
Investment advisory fees (Note 3)	1,432,411
Administrative services fees (Note 3)	37,001
Interest expense (Note 4)	2,029,200
Trustees’ fees	105,031
Legal fees	94,335
Printing fees	50,840
Custodian fees	45,722
Commitment fees (Note 4)	32,650
Audit and tax fees	24,646
Stock exchange listing fees	15,724
Transfer agent fees	15,233
Insurance expense	3,044
Registration fees	41
Miscellaneous expense	8,720

Total expenses	3,894,598
Less: fees waived and expenses reimbursed (Note 3)	(210,753)

Net expenses	3,683,845

Net investment income	8,607,549

Net Realized and Unrealized Gain (Loss) from Investments, Foreign Currency and Forward Foreign Currency Contracts
Net realized loss from investments	(8,888,519)
Net realized loss from foreign currency transactions	(8,949)
Net change in unrealized appreciation (depreciation) from investments	(626,075)
Net change in unrealized appreciation (depreciation) from foreign currency translations	7,828
Net change in unrealized appreciation (depreciation) from forward foreign currency contracts	(51,869)

Net realized and unrealized loss from investments, foreign currency transactions and forward foreign currency contracts	(9,567,584)

Net decrease in net assets resulting from operations	$(960,035)

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Credit Fund
Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2026 (unaudited)	For the Year Ended October 31, 2025
From Operations
Net investment income	$8,607,549	$17,396,949
Net realized loss from investments, foreign currency transactions and forward foreign currency contracts	(8,897,468)	(637,919)
Net change in unrealized appreciation (depreciation) from investments, foreign currency translations and forward foreign currency contracts	(670,116)	(4,407,915)

Net increase (decrease) in net assets resulting from operations	(960,035)	12,351,115

From Distributions
From distributable earnings	(9,635,695)	(18,149,208)
Return of capital	—	(1,119,512)

Net decrease in net assets resulting from distributions	(9,635,695)	(19,268,720)

From Capital Share Transactions (Note 6)
Reinvestment of distributions	—	135,402

Net increase in net assets from capital share transactions	—	135,402

Net decrease in net assets	(10,595,730)	(6,782,203)
Net Assets
Beginning of period	221,671,691	228,453,894

End of period	$211,075,961	$221,671,691

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Credit Fund
Statement of Cash Flows
For the Six Months Ended April 30, 2026 (unaudited)

Reconciliation of Net Decrease in Net Assets from Operations to Net Cash Provided by Operating Activities
Net decrease in net assets resulting from operations		$(960,035)

Adjustments to Reconcile Net Increase in Net Assets from Operations to Net Cash Provided by Operating Activities
Decrease in interest receivable	$17,954
Decrease in accrued expenses	(55,471)
Increase in interest payable	887,661
Decrease in commitment fees payable	(15,221)
Decrease in prepaid expenses and other assets	12,245
Increase in deferred offering cost	(94,303)
Increase in unfunded loan commitments	192,491
Increase in investment advisory fee payable	179,255
Net amortization of a premium or accretion of a discount on investments	(909,535)
Purchases of long-term securities, net of change in payable for investments purchased	(3,362,615)
Sales of long-term securities, net of change in receivable for investments sold	17,874,713
Net proceeds from sales (purchases) of short-term securities	2,064,790
Net change in unrealized (appreciation) depreciation from investments and forward foreign currency contracts	677,943
Net realized loss from investments	8,888,519
Total adjustments		26,358,426

Net cash provided by operating activities[1]		$25,398,391

Cash Flows From Financing Activities
Repayments of credit facility	(14,000,000)
Cash distributions paid	(9,635,695)

Net cash used in financing activities		(23,635,695)

Net increase in cash		1,762,696
Cash — beginning of period		198,999

Cash — end of period		$1,961,695

[1]	Included in net cash provided by operating activities is cash of $1,141,539 paid for interest on borrowings.

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Credit Fund
Financial Highlights

	For the Six Months Ended April 30, 2026 (unaudited)	For the Year Ended October 31,
		2025	2024	2023	2022	2021
Per share operating performance
Net asset value, beginning of period	$2.14	$2.21	$2.03	$2.00	$2.55	$2.39

INVESTMENT OPERATIONS
Net investment income[1]	0.08	0.17	0.18	0.17	0.16	0.17
Net gain (loss) from investments, foreign currency transactions and forward foreign currency contracts (both realized and unrealized)	(0.09)	(0.05)	0.19	0.05	(0.52)	0.18

Total from investment activities	(0.01)	0.12	0.37	0.22	(0.36)	0.35

LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	(0.09)	(0.18)	(0.18)	(0.17)	(0.17)	(0.17)
Return of capital	—	(0.01)	(0.01)	(0.02)	(0.02)	(0.02)

Total dividends and distributions	(0.09)	(0.19)	(0.19)	(0.19)	(0.19)	(0.19)

Net asset value, end of period	$2.04	$2.14	$2.21	$2.03	$2.00	$2.55

Per share market value, end of period	$1.76	$2.09	$2.15	$1.81	$1.78	$2.50

TOTAL INVESTMENT RETURN[2]
Net asset value	(0.02)%	5.68%	19.20%	12.02%	(14.19)%	15.33%
Market value	(11.68)%	6.59%	29.46%	12.23%	(22.10)%	30.55%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$211,076	$221,672	$228,454	$210,167	$206,835	$263,514
Ratio of net expenses to average net assets	3.45%[3]	3.62%	3.68%	3.80%	2.20%	1.58%
Ratio of net expenses to average net assets excluding interest expense	1.55%[3]	1.56%	1.44%	1.44%	1.43%	1.29%
Ratio of net investment income to average net assets	8.05%[3]	7.72%	8.07%	8.34%	7.04%	6.49%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.19%[3]	0.19%	0.19%	0.20%	0.18%	0.16%
Average debt per share	$0.83	$0.84	$0.77	$0.85	$0.93	$0.80
Asset Coverage per $1,000 of Indebtedness	$3,606	$3,333	$3,856	$3,627	$3,260	$4,214
Portfolio turnover rate[4]	24%	55%	58%	37%	46%	49%

[1]	Per share information is calculated using the average shares outstanding method.
[2]
Total investment return at net asset value is based on changes in the net asset value of Fund shares and assumes reinvestment of distributions, if any, at actual prices pursuant to the Fund’s dividend reinvestment program. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the stock exchange during the period and assumes reinvestment of distributions, if any, at actual prices pursuant to the Fund’s dividend reinvestment program. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on NAV and market price. Total returns for periods less than one year are not annualized.

[3]	Annualized.
[4]
Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Credit Fund
Notes to Financial Statements
April 30, 2026 (unaudited)

Note 1. Organization
Credit Suisse High Yield Credit Fund (the “Fund”) is a business trust organized under the laws of the State of Delaware on April 30, 1998. Effective September 15, 2025, the Fund changed its name from “Credit Suisse High Yield Bond Fund” to “Credit Suisse High Yield Credit Fund.” The Fund is registered as a diversified, closed‑end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s principal investment objective is to seek high current income. The Fund also will seek capital appreciation as a secondary objective, to the extent consistent with its objective of seeking high current income.
UBS Asset Management (Americas) LLC (“UBS AM (Americas)” or the “Adviser”), the investment adviser to the Fund, is registered as an investment adviser with the Securities and Exchange Commission (“SEC”) and as a Commodity Pool Operator with the Commodity Futures Trading Commission. UBS AM (Americas) is an indirect wholly owned subsidiary of UBS Group AG. UBS Group AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS Group AG operates in many areas of the financial services industry.
In this reporting period, the Fund adopted the Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2023‑07, Segment Reporting (“Topic 280”) — Improvements to Reportable Segment Disclosures (“ASU 2023‑07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Fund’s portfolio management team acts as the Fund’s CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is predetermined in accordance with the Fund’s single investment objective which is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s portfolio composition, total returns, expense ratios and changes in net assets (i.e., changes in net assets resulting from operations) which are used by the CODM to assess the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the accompanying statement of assets and liabilities as “total assets” and significant segment expenses are listed on the accompanying statement of operations.
Note 2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in accordance with generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund is considered an investment company for financial reporting purposes under GAAP and follows the accounting and reporting guidance in FASB Accounting Standards Codification (“ASC”) Topic 946 — Financial Services — Investment Companies.
A) SECURITY VALUATION — The Board of Trustees (the “Board”) is responsible for the Fund’s valuation process. The Board has delegated the supervision of the daily valuation process to the Adviser, who has established a Pricing Committee and a Pricing Group, which, pursuant to the policies adopted by the Board, are responsible for making fair valuation determinations and overseeing the Fund’s pricing policies. The net asset

Credit Suisse High Yield Credit Fund
Notes to Financial Statements (continued)
April 30, 2026 (unaudited)

Note 2. Significant Accounting Policies (continued)

value (“NAV”) of the Fund is determined daily as of the close of regular trading (normally 4:00 p.m. Eastern Time) on the New York Stock Exchange, Inc. (the “Exchange”) on each day the Exchange is open for business. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. These pricing services generally price fixed income securities assuming orderly transactions of an institutional “round lot” size, but some trades occur in smaller “odd lot” sizes which may be effected at lower prices than institutional round lot trades. Structured note agreements are valued in accordance with a dealer-supplied valuation based on changes in the value of the underlying index. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Forward contracts are valued at the London closing spot rates and the London closing forward point rates on a daily basis. The currency forward contract pricing model derives the differential in point rates to the expiration date of the forward and calculates its present value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Investments in open-ended mutual funds are valued at the NAV as reported on each business day and under normal circumstances. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser, as the Board’s valuation designee (as defined in Rule 2a‑5 under the 1940 Act), in accordance with the Adviser’s procedures. The Board oversees the Adviser in its role as valuation designee in accordance with the requirements of Rule 2a‑5 under the 1940 Act. The Fund may utilize a service provided by an independent third party to fair value certain securities. When fair value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the Adviser to be unreliable, the market price may be determined by the Adviser using quotations from one or more brokers/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its NAV, these securities will be fair valued in good faith by the Pricing Group, in accordance with procedures established by the Adviser.
The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.
GAAP established a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at each measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

Credit Suisse High Yield Credit Fund
Notes to Financial Statements (continued)
April 30, 2026 (unaudited)

Note 2. Significant Accounting Policies (continued)

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used as of April 30, 2026 in valuing the Fund’s assets and liabilities carried at fair value:

Assets	Level 1	Level 2	Level 3	Total
Investments in Securities
Corporate Bonds	$—	$231,850,057	$243,202[1]	$232,093,259
Bank Loans	—	31,677,262	4,602,286[1]	36,279,548
Asset Backed Securities	—	14,634,321	—	14,634,321
Common Stocks	—	1,884,407	113,959[1]	1,998,366
Preferred Stock	—	51,940	—	51,940
Short-term Investments	12,379,441	—	—	12,379,441

	$12,379,441	$280,097,987	$4,959,447	$297,436,875

Other Financial Instruments*
Forward Foreign Currency Contracts	$—	$45,403	$—	$45,403

Liabilities	Level 1	Level 2	Level 3	Total
Other Financial Instruments*
Forward Foreign Currency Contracts	$—	$23,175	$—	$23,175

[1]	Included a zero valued security.
*	Other financial instruments include unrealized appreciation (depreciation) on forward foreign currency contracts.
The following is a reconciliation of investments as of April 30, 2026 for which significant unobservable inputs were used in determining fair value.

	Corporate Bonds	Bank Loans	Common Stocks	Warrants	Total
Balance as of October 31, 2025	$113,285	$3,041,464	$6,027	$0	$3,160,776
Accrued discounts (premiums)	(1)	66,763	—	—	66,762
Purchases	222,960	2,194,662	83,172	—	2,500,794
Sales	—	(943,061)	—	(0)	(943,061)
Realized gain (loss)	(1)	(1,250,098)	—	(11,699)	(1,261,798)
Change in unrealized appreciation (depreciation)	(115,646)	1,492,556	24,760	11,699	1,413,369
Transfers into Level 3	22,605	—	—	—	22,605
Transfers out of Level 3	—	—	—	—	—

Balance as of April 30, 2026	$243,202	$4,602,286	$113,959	$0	$4,959,447

Net change in unrealized appreciation (depreciation) from investments still held as of April 30, 2026	$(115,647)	$368,155	$24,760	$—	$277,268

Credit Suisse High Yield Credit Fund
Notes to Financial Statements (continued)
April 30, 2026 (unaudited)

Note 2. Significant Accounting Policies (continued)

Quantitative Disclosure About Significant Unobservable Inputs

Asset Class	Fair Value At April 30, 2026	Valuation Technique	Unobservable Input	Price Range (Weighted Average)*
Bank Loans	$4,602,286	Vendor Pricing	Single Broker Quote	$0.58 ‑1.00	(0.92)
	0	Income Approach	Expected Remaining Distribution	0.00	(N/A)
Corporate Bonds	243,192	Vendor Pricing	Single Broker Quote	0.01 ‑0.63	(0.57)
	10	Income Approach	Expected Remaining Distribution	0.00	(N/A)
Common Stocks	74,158	Vendor Pricing	Single Broker Quote	51.87	(51.87)
	39,801	Income Approach	Expected Remaining Distribution	0.00 ‑1.48	(0.12)

*	Weighted by relative fair value
Each fair value determination is based on a consideration of relevant factors, including both observable and unobservable inputs. Observable and unobservable inputs that UBS AM (Americas) considers may include (i) information obtained from the company, which may include an analysis of the company’s financial statements, the company’s products or intended markets or the company’s technologies; (ii) the price of the same or similar security negotiated at arm’s length in an issuer’s completed subsequent round of financing; (iii) the price and extent of public trading in similar securities of the issuer or of comparable companies; or (iv) a probability and time value adjusted analysis of contractual term. Where available and appropriate, multiple valuation methodologies are applied to confirm fair value. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, determining fair value requires more judgment. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the investments existed. Accordingly, the degree of judgment exercised by the Fund in determining fair value is greatest for investments categorized in Level 3. In some circumstances, the inputs used to measure fair value might be categorized within different levels of the fair value hierarchy. In those instances, the fair value measurement is categorized in its entirety in the fair value hierarchy based on the least observable input that is significant to the fair value measurement. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different from the valuations used at the date of these financial statements.
For the six months ended April 30, 2026, $22,604 was transferred from Level 2 to Level 3 due to a lack of a pricing source supported by observable inputs and $0 was transferred from Level 3 to Level 2 as a result of the availability of a pricing source supported by observable inputs. All transfers, if any, are assumed to occur at the end of the reporting period.
B) DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES — The Fund adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that a fund disclose (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance and cash flows.

Credit Suisse High Yield Credit Fund
Notes to Financial Statements (continued)
April 30, 2026 (unaudited)

Note 2. Significant Accounting Policies (continued)

The following table presents the fair value and the location of derivatives within the Statement of Assets and Liabilities at April 30, 2026 and the effect of these derivatives on the Statement of Operations for the six months ended April 30, 2026.

Primary Underlying Risk	Derivative Assets[1]	Derivative Liabilities[1]	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Foreign currency exchange risk	$45,403	$23,175	$—	$(51,869)

[1]
Generally, the balance sheet location for asset derivatives is unrealized appreciation on forward foreign currency contracts and for liability derivatives is unrealized depreciation on forward foreign currency contracts.

For the six months ended April 30, 2026, the Fund held an average monthly value on a net basis of $5,514,445 in forward foreign currency contracts.
The Fund is a party to International Swap and Derivatives Association, Inc. Master Agreements (“Master Agreements”) with certain counterparties that govern over‑the‑counter derivative (including total return, credit default and interest rate swaps) and foreign exchange contracts entered into by the Fund. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time.
The following table presents by counterparty the Fund’s derivative assets, net of related collateral held by the Fund, at April 30, 2026:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non‑Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets
Barclays Bank PLC	$1,248	$(1,248)	$—	$—	$—
Deutsche Bank AG	39,551	(13,967)	—	—	25,584
JPMorgan Chase	4,198	—	—	—	4,198
Morgan Stanley	406	(406)	—	—	—

	$45,403	$(15,621)	$—	$—	$29,782

The following table presents by counterparty the Fund’s derivative liabilities, net of related collateral pledged by the Fund, at April 30, 2026:

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non‑Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities
Barclays Bank PLC	$1,996	$(1,248)	$—	$—	$748
Deutsche Bank AG	13,967	(13,967)	—	—	—
Morgan Stanley	7,212	(406)	—	—	6,806

	$23,175	$(15,621)	$—	$—	$7,554

C) FOREIGN CURRENCY TRANSACTIONS — The books and records of the Fund are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies, including purchases and sales of investments, and income and expenses, are translated into U.S. dollar amounts on the date of those transactions.

Credit Suisse High Yield Credit Fund
Notes to Financial Statements (continued)
April 30, 2026 (unaudited)

Note 2. Significant Accounting Policies (continued)

Reported net realized gain (loss) from foreign currency transactions arises from sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net change in unrealized gains and losses on translation of assets and liabilities denominated in foreign currencies arises from changes in the fair values of assets and liabilities, other than investments, at the end of the period, resulting from changes in exchange rates.
The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of investments held. Such fluctuations are included with net realized and unrealized gain or loss from investments in the Statement of Operations.
D) SECURITY TRANSACTIONS AND INVESTMENT INCOME/EXPENSE — Security transactions are accounted for on a trade date basis. Interest income/expense is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Dividend income/expense is recorded on the ex‑dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.
E) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — The Fund declares and pays dividends on a monthly basis and records them on ex‑dividend date. Distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Dividends and distributions to shareholders of the Fund are recorded on the ex‑dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
The Fund’s dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of common stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month.
F) FEDERAL AND OTHER TAXES — No provision is made for federal taxes as it is the Fund’s intention to continue to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.
In order to qualify as a RIC under the Code, the Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. One of these requirements is that the Fund derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities or currencies or net income derived from interests in certain publicly-traded partnerships (“Qualifying Income”).

Credit Suisse High Yield Credit Fund
Notes to Financial Statements (continued)
April 30, 2026 (unaudited)

Note 2. Significant Accounting Policies (continued)

The Fund adopted the authoritative guidance for uncertainty in income taxes and recognizes a tax benefit or liability from an uncertain position only if it is more likely than not that the position is sustainable based solely on its technical merits and consideration of the relevant taxing authority’s widely understood administrative practices and procedures. The Fund has reviewed its current tax positions and has determined that no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for each of the tax years in the four year period ended April 30, 2026, for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.
G) CASH — The Fund’s uninvested cash balance is held in an interest bearing variable rate demand deposit account at State Street Bank and Trust Company (“SSB”), the Fund’s custodian.
H) CASH FLOW INFORMATION — Cash, as used in the Statement of Cash Flows, is the amount reported in the Statement of Assets and Liabilities, including domestic and foreign currencies. The Fund invests in securities and distributes dividends from net investment income and net realized gains, if any (which are either paid in cash or reinvested at the discretion of shareholders). These activities are reported in the Statement of Changes in Net Assets. Information on cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gain or loss on investment securities and accretion or amortization income/expense recognized on investment securities.
I) FORWARD FOREIGN CURRENCY CONTRACTS — A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund will enter into forward currency contracts primarily for hedging foreign currency risk. Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund forgoes the opportunity to profit from favorable exchange rate movements during the term of the contract. The Fund’s open forward currency contracts at April 30, 2026 are disclosed in the Schedule of Investments.
J) UNFUNDED LOAN COMMITMENTS — The Fund enters into certain agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers’ discretion. Funded and unfunded portions of credit agreements are presented in the Schedule of Investments. As of April 30, 2026, unfunded commitments were as follows:

Borrower	Maturity	Rate	Unfunded Commitment
Allied Benefit Systems Intermediate LLC	10/31/30	1.000%	$192,491
Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities and the Statement of Operations.

Credit Suisse High Yield Credit Fund
Notes to Financial Statements (continued)
April 30, 2026 (unaudited)

Note 2. Significant Accounting Policies (continued)

K) SECURITIES LENDING — The initial collateral received by the Fund is required to have a value of at least 102% of the market value of domestic securities on loan (including any accrued interest thereon) and 105% of the market value of foreign securities on loan (including any accrued interest thereon). The collateral is maintained thereafter at a value equal to at least 102% of the current market value of the securities on loan. The market value of loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. Cash collateral received by the Fund in connection with securities lending activity may be pooled together with cash collateral for other funds/portfolios advised by UBS AM (Americas) and may be invested in a variety of investments, including funds advised by SSB or an affiliate, the Fund’s securities lending agent, or money market instruments. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Fund or the borrower at any time.
SSB has been engaged by the Fund to act as the Fund’s securities lending agent. As of April 30, 2026, the Fund had outstanding loans of securities to certain approved brokers for which the Fund received collateral:

Market Value of Loaned Securities	Market Value of Cash Collateral
$6,843,845	$6,994,455
The following table presents financial instruments that are subject to enforceable netting arrangements as of April 30, 2026.
Gross Amounts Not Offset in the Statement of Assets and Liabilities

Gross Asset Amounts Presented in the Statement of Assets and Liabilities(a)	Collateral Received(b)	Net Amount
$6,843,845	$(6,843,845)	$—

(a)	Represents market value of loaned securities at period end.
(b)	The actual collateral received is greater than the amount shown here due to collateral requirements of the security lending agreement.
The Fund’s securities lending arrangement provides that the Fund and SSB will share the net income earned from securities lending activities. Securities lending income is accrued as earned. For the six months ended April 30, 2026, total earnings received in connection with securities lending arrangements was $190,680, of which $123,819 was rebated to borrowers (brokers). The Fund retained $50,190 in income, and SSB, as lending agent, was paid $16,671.
L) OTHER — Lower-rated debt securities (commonly known as “junk bonds”) possess speculative characteristics and are subject to greater market fluctuations and risk of lost income and principal than higher-rated debt securities for a variety of reasons. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing.
In the normal course of business, the Fund trades financial instruments and enters into financial transactions for which risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Fund may be exposed to counterparty risk, including with respect to securities lending, or the risk that an institution or other entity with which the Fund has

Credit Suisse High Yield Credit Fund
Notes to Financial Statements (continued)
April 30, 2026 (unaudited)

Note 2. Significant Accounting Policies (continued)

unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Fund to credit risk, consist principally of cash due from counterparties and investments. The extent of the Fund’s exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded in the Fund’s Statement of Assets and Liabilities.
In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated debt securities and the Fund’s NAV.
Note 3. Transactions with Affiliates and Related Parties
UBS AM (Americas) serves as investment adviser for the Fund. For its investment advisory services, UBS AM (Americas) is entitled to receive a fee from the Fund at an annualized rate of 1.00% of the first $250 million of the average weekly value of the Fund’s total assets minus the sum of liabilities (other than aggregate indebtedness constituting leverage) and 0.75% of the average weekly value of the Fund’s total assets minus the sum of liabilities (other than aggregate indebtedness constituting leverage) greater than $250 million. Effective January 1, 2011, UBS AM (Americas) has agreed to waive 0.15% of the fees payable under the Advisory Agreement up to $200 million and 0.25% of the fees payable under the Advisory Agreement on the next $50 million. For the six months ended April 30, 2026, investment advisory fees earned and voluntarily waived were $1,432,411 and $210,753, respectively. These fee waivers and expense reimbursements are voluntary and may be discontinued by UBS AM (Americas) at any time.
The Fund from time to time purchases or sells loan investments in the secondary market through UBS AM (Americas) or its affiliates acting in the capacity as broker-dealer. UBS AM (Americas) or its affiliates may have acted in some type of agent capacity to the initial loan offering prior to such loan trading in the secondary market.
Note 4. Line of Credit
The Fund has a line of credit provided by SSB primarily to leverage its investment portfolio (the “Agreement”). The Fund may borrow the lesser of: a) $120,000,000; b) an amount that is no greater than 33 1/3% of the Fund’s total assets minus the sum of liabilities (other than aggregate indebtedness constituting leverage); and c) the Borrowing Base as defined in the Agreement. Under the terms of the Agreement, the Fund pays a commitment fee on the unused amount. In addition, the Fund pays interest on borrowings at SOFR plus a spread. At April 30, 2026, the Fund had loans outstanding under the Agreement of $81,000,000. The Agreement was renewed on November 14, 2025 with a new termination date of November 13, 2026. For the six months ended April 30, 2026, the Fund had borrowings under the Agreement as follows:

Average Daily Loan Balance	Weighted Average Interest Rate %	Maximum Daily Loan Outstanding	Interest Expense	Number of Days Outstanding
$86,204,420	4.682%	$95,000,000	$2,029,201	181
The use of leverage by the Fund creates an opportunity for increased net income and capital appreciation for the Fund, but, at the same time, creates special risks, and there can be no assurance that a leveraging strategy will be successful during any period in which it is employed. The Fund intends to utilize leverage to provide the shareholders with a potentially higher return. Leverage creates risks for shareholders including the likelihood of greater volatility of NAV and market price of the Fund’s shares and the risk that fluctuations in interest rates on borrowings and short-term debt may affect the return to shareholders. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage, the

Credit Suisse High Yield Credit Fund
Notes to Financial Statements (continued)
April 30, 2026 (unaudited)

Note 4. Line of Credit (continued)

return to the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced. In the latter case, UBS AM (Americas) in its best judgment nevertheless may determine to maintain the Fund’s leveraged position if it deems such action to be appropriate under the circumstances. During periods in which the Fund is utilizing leverage, the management fee will be higher than if the Fund did not utilize a leveraged capital structure because the fee is calculated as a percentage of the managed assets including those purchased with leverage.
Certain types of borrowings by the Fund may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage and portfolio composition requirements. The securities held by the Fund are subject to a lien granted to the lender, to the extent of the borrowing outstanding and any additional expenses. The Fund’s lenders may establish guidelines for borrowing which may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. There is no guarantee that the Fund’s borrowing arrangements or other arrangements for obtaining leverage will continue to be available, or if available, will be available on terms and conditions acceptable to the Fund. Expiration or termination of available financing for leveraged positions can result in adverse effects to the Fund’s access to liquidity and its ability to maintain leverage positions, and may cause the Fund to incur losses. Unfavorable economic conditions also could increase funding costs, limit access to the capital markets or result in a decision by lenders not to extend credit to the Fund. In addition, a decline in market value of the Fund’s assets may have particular adverse consequences in instances where the Fund has borrowed money based on the market value of those assets. A decrease in market value of those assets may result in the lender requiring the Fund to sell assets at a time when it may not be in the Fund’s best interest to do so.
Note 5. Purchases and Sales of Securities
For the six months ended April 30, 2026, purchases and sales of investment securities and U.S. Government and Agency Obligations (excluding short-term investments) were as follows:

Investment Securities		U.S. Government/ Agency Obligations
Purchases	Sales	Purchases	Sales
$71,107,645	$81,743,077	$0	$0
Note 6. Fund Shares
The Fund offers a Dividend Reinvestment Plan (the “Plan”) to its shareholders. By participating in the Plan, dividends and distributions will be promptly paid to shareholders in additional shares of common shares of the Fund. The number of shares to be issued will be determined by dividing the total amount of the distribution payable by the greater of (i) the NAV of the Fund’s common shares on the payment date, or (ii) 95% of the market price per share of the Fund’s common shares on the payment date. If the NAV of the Fund’s common shares is greater than the market price (plus estimated brokerage commissions) on the payment date, Computershare Trust Company, N.A. (“Computershare”) (or a broker-dealer selected by Computershare) shall endeavor to apply the amount of such distribution to purchase shares of Fund common shares in the open market.
The Fund has one class of shares of beneficial interest shares, par value $0.001 per share; an unlimited number of shares are authorized. Transactions in shares of beneficial interest of the Fund were as follows:

	For the Six Months Ended April 30, 2026	For the Year Ended October 31, 2025
Shares issued through reinvestment of dividends	0	61,862

Credit Suisse High Yield Credit Fund
Notes to Financial Statements (continued)
April 30, 2026 (unaudited)

Note 7. Shelf Offering
The Fund has an effective “shelf” registration statement, which became effective with the SEC on April 2, 2026. The shelf registration statement enables the Fund to issue up to $215,000,000 in proceeds through one or more public offerings. Shares may be offered at prices and terms to be set forth in one or more supplements to the Fund’s prospectus included in the shelf registration statement. On April 9, 2026, the Fund announced that its Board approved the terms of the issuance of transferable rights (“Rights”) to the holders of the Fund’s common shares of beneficial interest, par value $0.001 per share, as of April 21, 2026, the record date for the Rights offering (the “Record Date”). On the Record Date, the Fund filed a prospectus supplement relating to the Rights offering and the Rights offering commenced (with an expiration date of May 14, 2026). The Fund issued to its shareholders of record as of the close of business on the Record Date transferable Rights to subscribe for up to an aggregate of 34,536,541 common shares at a rate of one common share for every three Rights. The subscription price was based upon a formula equal to the higher of (i) 92.5% of the average market price on the expiration date and the four preceding trading days on the NYSE American or (ii) 86.0% of net asset value on the expiration date. For the six months ended April 30, 2026, no common shares of beneficial interest were issued in the shelf offering.
Costs incurred by the Fund in connection with its shelf registration statement and prospectus supplement are recorded as a prepaid expense and recognized as “Deferred offering costs” on the Statement of Assets and Liabilities. These costs will be amortized pro rata as common shares are sold and will be recognized as a component of proceeds from the shelf offering on the Statement of Changes in Net Assets. Any deferred offering costs remaining after the effectiveness of the shelf registration statement will be expensed. Costs incurred by the Fund to keep the shelf registration current are expensed as incurred and recognized as a component of “Miscellaneous expense” on the Statement of Operations.
Note 8. Contingencies
In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.
Note 9. Subsequent Events
In preparing the financial statements as of April 30, 2026, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements through the date of release of this report. No such events requiring recognition or disclosure were identified through the date of the release of this report, other than as noted below.
Effective May 27, 2026, the Fund may borrow the lesser of: a) $150,000,000; b) an amount no greater than 33 1/3% of the Fund’s total assets minus the sum of liabilities (other than aggregate indebtedness constituting leverage); and c) the Borrowing Base as defined in the Agreement.
The Rights offering described above in Note 7 expired on May 14, 2026. The final subscription price was $1.75 per common share and was determined based upon the formula equal to 86.0% of the net asset value per common share at the close of trading on the NYSE American on the expiration date. The Rights offering was oversubscribed. Following the expiration of the Rights offering, the Fund issued 34,536,541 common shares. The gross proceeds of the Rights offering was approximately $60.4 million. The expenses related to the Rights offering were approximately $850,000 and were paid indirectly by shareholders. The net asset value of the Fund’s common shares were reduced by $0.07 as a result of the Rights offering, which includes the effect of the Rights offering costs.

Credit Suisse High Yield Credit Fund
Shareholder Meeting Results (unaudited)

On April 21, 2026, the Annual Meeting of Shareholders of the Credit Suisse High Yield Credit Fund (the “Fund”) was held and the following matter was voted upon:
(1) To elect two Trustees to the Board of Trustees of the Fund:

NAME OF TRUSTEE	“FOR”	WITHHELD
Charles W. Gerber	62,469,705	3,673,574
Samantha Kappagoda	62,564,877	3,578,404
In addition to the Trustees elected at the meeting, Laura A. DeFelice, Mahendra R. Gupta, John G. Popp and Lee M. Shaiman continue to serve as Trustees of the Fund.

Credit Suisse High Yield Credit Fund
Board Approval of Advisory Agreement (unaudited)

In approving the renewal of the current investment advisory agreement (the “Advisory Agreement”) for the Credit Suisse High Yield Credit Fund (the “Fund”), the Board of Trustees of the Fund (the “Board”), including all of the trustees who are not “interested persons” of the Fund as defined in the Investment Company Act of 1940 (the “Independent Trustees”), at a special Microsoft Teams meeting held on November 5, 2025, where the Board discussed information and materials previously provided to them in connection with the renewal of the Advisory Agreement, and at an in‑person meeting held on November 10 and 11, 2025, considered the following factors:
Investment Advisory Fee Rates and Expenses
The Board reviewed and considered the contractual investment advisory fee rate of 1.00% of the average weekly value of the Fund’s total assets minus the sum of accrued liabilities (other than aggregate indebtedness constituting leverage) (the “Managed Assets”) less than or equal to $250 million and 0.75% of the Managed Assets greater than $250 million (collectively, the “Contractual Advisory Fee”) in light of the extent and quality of the advisory services provided by UBS Asset Management (Americas) LLC (“UBS AM (Americas)”), the Fund’s investment adviser. The Board also reviewed and considered the voluntary fee waivers currently in place for the Fund and considered the actual fee rate of 0.84% for the fiscal year ended October 31, 2025, paid by the Fund after taking waivers and breakpoints into account (the “Net Advisory Fee”). The Board noted, at the Board’s request, UBS AM (Americas) was voluntarily waiving 0.15% of the fees payable under the Advisory Agreement up to $200 million and 0.25% of the fees payable under the Advisory Agreement on the next $50 million. The Board acknowledged that voluntary fee waivers could be discontinued at any time but had received assurances that such waivers would remain in place over the next year.
Additionally, the Board received and considered information set forth in a report provided by Broadridge, an independent provider of investment company data (the “Broadridge Report”), comparing the Fund’s Contractual Advisory Fee, Net Advisory Fee and overall expenses with those of funds in both the relevant expense group (“Expense Group”) and universe of funds (“Expense Universe”). The Board was provided with a description of the methodology used to arrive at the funds included in the Expense Group and the Expense Universe. Each fund in the Expense Group and Expense Universe was placed in one of five quintiles for each relevant comparison period, with the first quintile including the funds with the lowest relative expenses and the fifth quintile including funds with the highest relative expenses during the period. The Board noted that, with respect to the Fund’s fees and expenses compared to its peers as presented in the Broadridge Report, the Fund’s Contractual Advisory Fee ranked in the fifth quintile relative to its Expense Group; the Fund’s actual management fees (including and excluding leveraged assets), as well as its total expenses (excluding leveraged assets), each ranked in the third quintile relative to its Expense Group and Expense Universe; and the Fund’s total expenses (including leveraged assets) ranked in the third quintile and fourth quintile relative to its Expense Group and Expense Universe, respectively.
Nature, Extent and Quality of the Services under the Advisory Agreement
The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by UBS AM (Americas) under the Advisory Agreement. The Board also noted information received at regular meetings throughout the year related to the services rendered by UBS AM (Americas) which, in addition to portfolio management and investment advisory services set forth in the Advisory Agreement, included credit analysis and research; supervising the day‑to‑day operations of the Fund’s non‑advisory functions, which include accounting, administration, custody, transfer agent and other applicable third party service providers; overseeing and facilitating audits; overseeing the Fund’s credit facility; and supervising and/or preparing applicable Fund filings, disclosures and shareholder reports. The Board noted that the extensive investment advisory services

Credit Suisse High Yield Credit Fund
Board Approval of Advisory Agreement (unaudited) (continued)

provided by UBS AM (Americas) included broad supervisory responsibility and oversight over other service providers to the Fund. The Board also considered UBS AM (Americas)’s compliance program with respect to the Fund. The Board noted that UBS AM (Americas) reports to the Board about portfolio management and compliance matters on a periodic basis. The Board reviewed background information about UBS AM (Americas), including its Form ADV Part 2 – Disclosure Brochure and Brochure Supplement. The Board considered the background and experience of UBS AM (Americas)’s senior management and the expertise of, and the amount of attention given to the Fund by, senior personnel of UBS AM (Americas). In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day‑to‑day portfolio management of the Fund and the extent of the resources devoted to research and analysis of actual and potential investments, as well as the resources provided to them. The Board evaluated the ability of UBS AM (Americas), based on its resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board also received and considered information about the nature, extent and quality of services and fee rates offered to other UBS AM (Americas) clients for comparable services. The Board acknowledged UBS AM (Americas)’s representation that the services provided to the Fund are more extensive than the services provided in connection with other types of accounts, such as separate accounts, offered by UBS AM (Americas) and the services are also more extensive from those offered and provided to a sub‑advised fund. The Board also considered that the services provided by UBS AM (Americas) have expanded over time as a result of regulatory and other developments.
Fund Performance
The Board received and considered performance results of the Fund over the previous year ended August 31, 2025 as well as over the two‑, three-, four-, five- and ten‑year periods ended August 31, 2025, along with comparisons both to the relevant performance group (“Performance Group”) and universe of funds (“Performance Universe”) for the Fund for the same time periods provided in the Broadridge Report. The Board was provided with a description of the methodology used to arrive at the funds included in the Performance Group and the Performance Universe. Each fund in the Performance Universe was placed in one of five quintiles for each relevant comparison period, with the first quintile including the best performing funds and the fifth quintile including the worst performing funds during the period. The Board noted that, with respect to the Fund’s performance compared to its peers as presented in the Broadridge Report, the Fund’s performance relative to its Performance Universe ranked in the first quintile for the ten-year period reported; the second quintile for the three-, four-, and five‑year periods reported; the fourth quintile for the two-year period reported; and the fifth quintile for the one‑year period reported. The Board also considered the investment performance of the Fund relative to its stated objectives.
Investment Adviser Profitability
The Board received and considered a profitability analysis of UBS AM (Americas), as the investment adviser to the Fund, based on the fees payable under the Advisory Agreement for the Fund, including any fee waivers, as well as other relationships between the Fund on the one hand and UBS AM (Americas) affiliates on the other. The Board deliberations also reflected, in the context of UBS AM (Americas)’s profitability, UBS AM (Americas)’s methodology for allocating costs to the Fund, recognizing that cost allocation methodologies are inherently subjective. The Board also received net profitability information for the other funds in the Credit Suisse family of funds, which include both open‑end and closed‑end funds. The Board also reviewed UBS AM (Americas)’s profit margin as reflected in the profitability analysis, as well as reviewing profitability in light of appropriate court cases and the services rendered to the Fund.

Credit Suisse High Yield Credit Fund
Board Approval of Advisory Agreement (unaudited) (continued)

Economies of Scale
The Board considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale for the Fund. The Board noted that the Fund’s Contractual Advisory Fee had breakpoints that would allow investors to benefit directly in the form of lower fees as Fund assets grow, as well as the current voluntary expense waiver. Additionally, at times when the Fund’s shares have traded at a premium to its net asset value, the Fund has endeavored to conduct at‑the‑market offerings to raise additional assets, most recently in 2017. The Board also noted that further economies of scale potentially could be realized once the Fund’s shares again traded at a premium to net asset value whereby an additional at‑the‑market offering could be conducted to increase the Fund’s assets. The Board received information regarding UBS AM (Americas)’s profitability in connection with providing advisory services to the Fund, including UBS AM (Americas)’s costs in providing the services.
Other Benefits to UBS AM (Americas)
The Board considered other benefits received by UBS AM (Americas) and its affiliates as a result of their relationship with the Fund. Such benefits include, among others, benefits potentially derived from an increase in UBS AM (Americas)’s businesses and its reputation as a result of its relationship with the Fund (such as the ability to market its advisory services to other clients and investors including separate account or third party sub‑advised mandates or other financial products offered by UBS AM (Americas) and its affiliates).
The Board considered the standards UBS AM (Americas) applied in seeking best execution and UBS AM (Americas)’s policies and practices regarding soft dollars and reviewed UBS AM (Americas)’s method for allocating portfolio investment opportunities among its advisory clients.
Other Factors and Broader Review
As discussed above, the Board reviewed detailed materials received from UBS AM (Americas) as part of the annual approval process. The Board also reviews and assesses the quality of the services that the Fund receives throughout the year and reviews reports of UBS AM (Americas) at least quarterly, which include, among other things, detailed portfolio and market reviews, detailed fund performance reports, and UBS AM (Americas)’s compliance policies and procedures.
Conclusions
In selecting UBS AM (Americas), and approving the renewal of the Advisory Agreement and the investment advisory fee under such agreement, the Board concluded that:

•
The Contractual Advisory Fee and Net Advisory Fee, reviewed along with information provided by Broadridge for the funds in the Fund’s Expense Group and Expense Universe, were reasonable in relation to the services provided by UBS AM (Americas).

•
The Board was satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by UBS AM (Americas) and that, based on dialogue with management and counsel, the services provided by UBS AM (Americas) under the Advisory Agreement are typical of, and consistent with, those provided to similar funds by other investment advisers.

•	In light of the costs of providing investment advisory and other services to the Fund and UBS AM (Americas)’s ongoing commitment to the Fund and willingness to waive fees, UBS AM (Americas)’s net

Credit Suisse High Yield Credit Fund
Board Approval of Advisory Agreement (unaudited) (continued)

profitability based on fees payable under the Advisory Agreement, as well as other ancillary benefits that UBS AM (Americas) and its affiliates received, were considered reasonable.

•	In light of the information received and considered by the Board, the Fund’s current fee structure was considered reasonable.
No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the renewal of the Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

Credit Suisse High Yield Credit Fund
Recent changes (unaudited)

During the period ended April 30, 2026, there were: (i) no material changes in the Fund’s investment objectives or policies that have not been approved by Shareholders, except as noted above under “Fund Investment Objectives, Policies and Risks,” (ii) no changes in the Fund’s charter or bylaws that would delay or prevent a change of control of the Fund that have not been approved by Shareholders, except as noted above under “Fund Investment Objectives, Policies and Risks,” (iii) no material changes to the principal risk factors associated with investment in the Fund, and (iv) no changes in the persons primarily responsible for the day‑to‑day management of the Fund’s portfolio.

Credit Suisse High Yield Credit Fund
Notice of Privacy and Information Practices (unaudited)

At UBS AM (Americas), we know that you are concerned with how we protect and handle nonpublic personal information that identifies you. This notice is designed to help you understand what nonpublic personal information we collect from you and from other sources, and how we use that information in connection with your investments and investment choices that may be available to you. Except where otherwise noted, this notice is applicable only to consumers who are current or former investors, meaning individual persons whose investments are primarily for household, family or personal use (“individual investors”). Specified sections of this notice, however, also apply to other types of investors (called “institutional investors”). Where the notice applies to institutional investors, the notice expressly states so. This notice is being provided by Credit Suisse Funds and Credit Suisse Closed-End Funds. This notice applies solely to U.S. registered investment companies advised by UBS AM (Americas).
Categories of information we may collect:
We may collect information about you, including nonpublic personal information, such as

•
Information we receive from you on applications, forms, agreements, questionnaires, UBS AM (Americas) websites and other websites that are part of our investment program, or in the course of establishing or maintaining a customer relationship, such as your name, address, e-mail address, Social Security number, assets, income, financial situation; and

•
Information we obtain from your transactions and experiences with us, our affiliates, or others, such as your account balances or other investment information, assets purchased and sold, and other parties to a transaction, where applicable.

Categories of information we disclose and parties to whom we disclose it:

•
We do not disclose nonpublic personal information about our individual investors, except as permitted or required by law or regulation. Whether you are an individual investor or institutional investor, we may share the information described above with our affiliates that perform services on our behalf, and with our asset management and private banking affiliates; as well as with unaffiliated third parties that perform services on our behalf, such as our accountants, auditors, attorneys, broker-dealers, fund administrators, and other service providers.

•
We want our investors to be informed about additional products or services. We do not disclose nonpublic personal information relating to individual investors to our affiliates for marketing purposes, nor do we use such information received from our affiliates to solicit individual investors for such purposes. Whether you are an individual investor or an institutional investor, we may disclose information, including nonpublic personal information, regarding our transactions and experiences with you to our affiliates.

•
In addition, whether you are an individual investor or an institutional investor, we reserve the right to disclose information, including nonpublic personal information, about you to any person or entity, including without limitation any governmental agency, regulatory authority or self-regulatory organization having jurisdiction over us or our affiliates, if (i) we determine in our discretion that such disclosure is necessary or advisable pursuant to or in connection with any United States federal, state or local, or non-U.S., court order (or other legal process), law, rule, regulation, or executive order or policy, including without limitation any anti-money laundering law or the USA PATRIOT Act of 2001; and (ii) such disclosure is not otherwise prohibited by law, rule, regulation, or executive order or policy.

Credit Suisse High Yield Credit Fund
Notice of Privacy and Information Practices (unaudited) (continued)

Confidentiality and security

•
To protect nonpublic personal information about individual investors, we restrict access to those employees and agents who need to know that information to provide products or services to us and to our investors. We maintain physical, electronic, and procedural safeguards to protect nonpublic personal information.

Other Disclosures
This notice is not intended to be incorporated in any offering materials, but is a statement of our current Notice of Privacy and Information Practices and may be amended from time to time. This notice is current as of May 19, 2026.

Credit Suisse High Yield Credit Fund
Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how the Fund voted proxies related to its portfolio securities during the 12‑month period ended June 30 of each year, as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

•	By calling 1‑800‑293‑1232

•	On the Fund’s website, https://us‑fund.ubs.com/en/home

•	On the website of the Securities and Exchange Commission (“SEC”) at www.sec.gov
The Fund files its complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its reports on Form N‑PORT. The Fund’s Form N‑PORT reports are available on the SEC’s website at www.sec.gov.
Funds Managed by UBS Asset Management (Americas) LLC

CLOSED‑END FUNDS
Fixed Income
Credit Suisse Asset Management Income Fund, Inc. (NYSE American: CIK)
Credit Suisse High Yield Credit Fund (NYSE American: DHY)
Literature Request — Call today for free descriptive information on the closed-ended funds listed above at 1‑800‑293‑1232 or visit our website at https://us‑fund‑ubs.com/en/home

OPEN‑END FUNDS
Credit Suisse Strategic Income Fund
Credit Suisse Floating Rate High Income Fund
Fund shares are not deposits or other obligation of UBS Asset Management (Americas) LLC or any affiliate, are not FDIC-insured and are not guaranteed by UBS Asset Management (Americas) LLC or any affiliate. Fund investments are subject to investment risks, including loss of your investment. There are special risk considerations associated with international, global, emerging-markets, small-company, private equity, high-yield debt, single-industry, single-country and other special, aggressive or concentrated investment strategies. Past performance cannot guarantee future results.
More complete information about a fund, including charges and expenses, is provided in the Prospectus, which should be read carefully before investing. You may obtain copies by calling Credit Suisse Funds at 1‑877‑870‑2874. Performance information current to the most recent month‑end is available at https://us‑fund‑ubs.com/en/home.

Credit Suisse High Yield Credit Fund
Dividend Reinvestment and Cash Purchase Plan (unaudited)

Credit Suisse High Yield Credit Fund (the “Fund”) offers a Dividend Reinvestment and Cash Purchase Plan (the “Plan”) to its common shareholders. The Plan offers common shareholders a prompt and simple way to reinvest net investment income dividends and capital gains and other periodic distributions in shares of the Fund’s common shares. Computershare Trust Company, N.A. (“Computershare”) acts as Plan Agent for shareholders in administering the Plan.
If your shares of common stock of the Fund are registered in your own name, you will automatically participate in the Plan, unless you have indicated that you do not wish to participate and instead wish to receive dividends and capital gains distributions in cash. If you are a beneficial owner of the Fund having your shares registered in the name of a bank, broker or other nominee, you must first make arrangements with the organization in whose name your shares are registered to have the shares transferred into your own name. Registered shareholders can join the Plan via the Internet by going to www.computershare.com, authenticating your online account, agreeing to the Terms and Conditions of online “Account Access” and completing an online Plan Enrollment Form. Alternatively, you can complete the Plan Enrollment Form and return it to Computershare at the address below.
By participating in the Plan, your dividends and distributions will be promptly paid to you in additional shares of common stock of the Fund. The number of shares to be issued to you will be determined by dividing the total amount of the distribution payable to you by the greater of (i) the net asset value per share (“NAV”) of the Fund’s common stock on the payment date, or (ii) 95% of the market price per share of the Fund’s common stock on the payment date. If the NAV of the Fund’s common stock is greater than the market price (plus estimated brokerage commissions) on the payment date, then Computershare (or a broker-dealer selected by Computershare) shall endeavor to apply the amount of such distribution on your shares to purchase shares of Fund common stock in the open market.
You should be aware that all net investment income dividends and capital gain distributions are taxable to you as ordinary income and capital gain, respectively, whether received in cash or reinvested in additional shares of the Fund’s common stock.
The Plan also permits participants to purchase shares of the Fund through Computershare. You may invest $100 or more monthly, with a maximum of $100,000 in any annual period. Computershare will purchase shares for you on the open market on the 25th of each month or the next trading day if the 25th is not a trading day.
There is no service fee payable by Plan participants for dividend reinvestment. For voluntary cash payments, Plan participants must pay a service fee of $5.00 per transaction. Plan participants will also be charged a pro rata share of the brokerage commissions for all open market purchases ($0.03 per share as of October 2025).
You may terminate your participation in the Plan at any time by notifying Computershare or requesting a sale of your shares held in the Plan. Your withdrawal will be effective immediately if your notice is received by Computershare prior to any dividend or distribution record date; otherwise, such termination will be effective only with respect to any subsequent dividend or distribution. Your dividend participation option will remain the same unless you withdraw all of your whole and fractional Plan shares, in which case your participation in the Plan will be terminated and you will receive subsequent dividends and capital gains distributions in cash instead of shares.

Credit Suisse High Yield Credit Fund
Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)

If you want further information about the Plan, including a brochure describing the Plan in greater detail, please contact Computershare as follows:

By Internet:	www.computershare.com

By phone:	(800) 730‑6001 (U.S. and Canada)
(781) 575‑3100 (Outside U.S. and Canada)
Customer service associates are available from 9:00 a.m. to 5:00 p.m. Eastern time, Monday through Friday

By mail:	Credit Suisse High Yield Credit Fund
c/o Computershare
P.O. Box 43006
Providence, RI 02940-3006
Overnight correspondence should be sent to:
Computershare
150 Royall St., Suite 101
Canton, MA 02021
All notices, correspondence, questions or other communications sent by mail should be sent by registered or certified mail, return receipt requested.
The Plan may be terminated by the Fund or Computershare upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend or distribution.

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

DHY-SAR-0426

Item 2. Code of Ethics.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services. This item is inapplicable to a semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

(a)	This item is inapplicable to a semi-annual report on Form N-CSR.

(b)	Not applicable to the Registrant.

Item 6. Schedule of Investments.

(a)	The complete schedule of investments for the Registrant is disclosed in the Registrant’s semi-annual report, which is included in Item 1 of this Form N-CSR.

(b)	Not applicable to the Registrant.

(c)	Not applicable to the Registrant.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable to the Registrant.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Proxy Disclosure for Open-End Management Investment Companies.

Not applicable to the Registrant.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable to the Registrant.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)	This item is inapplicable to a semi-annual report on Form N-CSR.

(b)	There have been no changes in any of the Portfolio Managers since the Registrant’s most recent annual report on Form N-CSR.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(g) of Schedule 14A in its definitive proxy statement dated March 19, 2026.

Item 16. Controls and Procedures.

(a) As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s most recent fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable to the Registrant.

Item 19. Exhibits.

(a)(1) Not applicable.

(a)(2) Not applicable.

(a)(3) The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(4) Not applicable.

(a)(5) Not applicable.

(b) The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

(c) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CREDIT SUISSE HIGH YIELD CREDIT FUND

/s/ Omar Tariq
Name:	Omar Tariq
Title:	Chief Executive Officer and President (Principal Executive Officer)
Date:	June 29, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Omar Tariq
Name:	Omar Tariq
Title:	Chief Executive Officer and President (Principal Executive Officer)
Date:	June 29, 2026

/s/ Rose Ann Bubloski
Name:	Rose Ann Bubloski
Title:	Chief Financial Officer and Treasurer (Principal Financial Officer)
Date:	June 29, 2026